UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

November 30, 2012

ASG Growth Markets Fund

Gateway International Fund

Loomis Sayles Capital Income Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Vaughan Nelson Select Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 27

Financial  Statements page 68

ASG GROWTH MARKETS FUND

Management Discussion

Managers:

Andrew W. Lo, PhD

Jeremiah H. Chafkin

Alexander D. Healy, PhD

AlphaSimplex Group, LLC

Robert S. Rickard

Reich & Tang Asset Management, LLC

Khalid (Kal) Ghayur, CFA

Stephen C. Platt, CFA

Westpeak Global Advisors, LLC

Objective:

Over the long term, the fund seeks to provide total return consistent with traditional broad-based emerging market equity indices while actively managing the fund’s risk to be more stable than that of such indices.

Strategy:

Under normal circumstances, the fund invests in equity securities of companies located in emerging markets, derivative instruments and highly-rated money market instruments held in connection with its derivative positions.

Symbols:

Class A	AGMAX
Class C	AGMCX
Class Y	AGMYX

Market Conditions

Following a volatile end of 2011, the market environment remained unsettled as central banks continued their efforts to combat the effects of the European debt crises and sluggish global growth. While equities in more developed countries generally performed well throughout the period, emerging markets experienced more varied results. Although both emerging and developed market economies introduced stimulus packages, the impact of stimulus on stock market prices was more effective in developed markets. There was further quantitative easing from the U.S. Federal Reserve, the Bank of Japan and the Bank of England during the period. In addition, the European Central Bank’s September announcement of the Outright Monetary Transactions (OMT) program in Europe provided an implicit support mechanism to the peripheral nations in Europe, thereby reducing their borrowing costs.

The actions in Europe helped alleviate a source of stress in the markets. However, while monetary easing continued in many emerging economies, its impact on growth and asset prices has been uneven, and the persistent theme was more pronounced slowdowns in growth. Evidence was seen across the spectrum, most notably in China where the Purchasing Managers Index dipped below the critical “50” mark during the summer, signaling a contraction in manufacturing. Industrial production across several emerging market countries deteriorated over the period.

Performance Results

For the 12 months ended November 30, 2012, Class A shares of ASG Growth Markets Fund returned -3.69% at net asset value. The fund’s benchmark, the MSCI Emerging Markets Index (Net), returned 11.35%, and the average return of the funds in its peer group, the Morningstar Diversified Emerging Markets category, was 8.46% during the same period.

Explanation of Fund Performance

The fund’s strategy is to manage a core portfolio of emerging market equities together with an overlay of

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futures and forwards that is designed to manage and contain the risks of emerging markets. The core equity portfolio, which represents about two-thirds of the fund’s assets, tracks the MSCI Emerging Markets Index (Net) with modest tilts toward low valuation stocks as well as high price-momentum stocks.

During the period, the core equity portfolio offered performance broadly consistent with the performance of investable portfolios of emerging market equities. The fund’s underperformance relative to its benchmark is largely the result of the manager’s efforts to contain emerging market exposures in response to increased volatility and losses in emerging markets late in 2011 and during the second quarter of 2012. The divergence between the fund and its benchmark occurred mostly in January, as a result of efforts to hedge the fund’s exposure to emerging markets in response to the substantial losses and elevated risk exhibited by those markets in the latter half of 2011.

Equity and currency risk were identified as significant factors explaining emerging market performance in 2011. Based on this, the portfolio’s risk-management overlay held short positions in equity futures and currency forwards as a hedge entering 2012. Over the course of the first quarter, the level of hedging was reduced as markets recovered and volatility declined; however, larger hedge positions were reinstated as emerging markets sold off from March through May.

Overlay exposures during the first half of 2012 and the beginning of the third quarter were generally intended to offset volatility in emerging markets. However, by the end of the third quarter of 2012, the management strategy called for the overlay portfolio to actively reinforce exposures that were viewed as driving the recent performance of emerging markets.

As a result of the fund’s active risk management, the annualized volatility over the 12-month period was 11.7%, lower than the 15.3% annualized volatility experienced by the MSCI Emerging Markets Index (Net) over the same period.

Outlook

The outlook for global markets remains uncertain and the chronic nature of the present crises remains a source of concern for the coming period. Complicating matters for emerging markets will be the outcome of the ongoing budgetary negotiations in the United States. Although the initial “fiscal cliff” – a reference to the tax hikes and spending cuts that were scheduled to occur at year-end 2012 unless Congress acted to avert them – has been avoided, uncertainty remains with issues surrounding the debt ceiling and United States government funding. Nations that export to the United States could be materially affected should the United States fall into economic decline. If legislators lose credibility with the plan put forth, there would be a negative impact on growth. With growth already weak in emerging markets and in Europe, a significant breakdown could trigger another global recession. Conversely, if the gap is bridged by a comprehensive and credible longer-term agreement, the occurrence of a more pronounced and sustainable rally in asset prices is certainly within reasonable expectations. With monetary conditions already quite loose, signs of improvement in industrial activity could trigger a sharp rebound in emerging market growth.

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ASG GROWTH MARKETS FUND

Investment Results through November 30, 2012

Growth of $10,000 Investment in Class A Shares4

October 21, 2011 (inception) through November 30, 2012

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Average Annual Total Returns — November 30, 20124

	1 Year	Since Inception

Class A (Inception 10/21/11)
NAV	-3.69%	-1.59%
With 5.75% Maximum Sales Charge	-9.21	-6.71

Class C (Inception 10/21/11)
NAV	-4.45	-2.29
With CDSC[1]	-5.40	-2.29

Class Y (Inception 10/21/11)
NAV	-3.56	-1.39

Comparative Performance
MSCI Emerging Markets Index (Net)[2]	11.35	11.21
Morningstar Diversified Emerging Markets Fund Avg.[3]	8.46	9.02

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI Emerging Markets Index (Net) is an unmanaged index that is designed to measure the equity market performance of emerging markets.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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GATEWAY INTERNATIONAL FUND

Management Discussion

Managers:

Michael T. Buckius, CFA

Kenneth H. Toft, CFA

Gateway Investment Advisers, LLC

Objective:

Over the long term, the fund seeks to capture the majority of the returns associated with international developed market equity investments, while exposing investors to less risk than such investments generally.

Strategy:

Under normal circumstances, invests in a broadly diversified portfolio of common stocks of non-U.S. companies, while also selling index call options and buying index put options.

Symbols:

Class A	GAIAX
Class C	GAICX
Class Y	GAIYX

Market Conditions

During the eight-month period covered by this report, global markets were dominated by political and fiscal crises in Europe and the China growth story in Asia. Of the six country and regional markets the fund invests in–three in Europe and three in Asia-Pacific–all posted positive returns for the period, with the exception of the Japanese NIKKEI 225 Index. As the lone decliner, the NIKKEI 225 slid 5.45% as exports plunged amid a stronger yen. The Hong Kong Hang Seng Index gained 10.74% as foreign investors renewed their optimism on China, despite a decline in China’s mainland stocks (Shanghai Composite). Also drawing from the Chinese economy was Australia’s S&P/ASX 200 Index which gained 8.55%. Of the European markets, Switzerland’s Swiss Market Index posted the best performance, gaining 10.58%, while the Euro Stoxx 50 Index gained 8.59% as the European Union took steps toward resolving the debt crisis among its weaker members. The United Kingdom’s FTSE 100 Index moved ahead 4.92%, even as the country flirted with recession. Option market volatility continued throughout the international exchanges at historically average levels, slightly higher than U. S. equity markets and consistent with the uncertainty and limited growth prospects in Europe and the continuing market contraction in Japan.

Performance Results

For the eight-month period ended November 30, 2012, Class A shares of Gateway International Fund returned -0.80% at net asset value. The MSCI EAFE Index (Net) returned 2.55%. Fund performance may not be consistent with the MSCI EAFE Index (Net) due to the hedging strategy employed by the fund while seeking to meet its investment objective. The fund outperformed the -1.42% average return of funds in its peer group, the Morningstar Long/Short Equity category.

Explanation of Fund Performance

During its initial eight-month period, fund performance relative to the MSCI EAFE Index (Net)

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encompassed two distinct market phases. From April 1 (the first day of the Fund’s first full-month of performance) through June 4, 2012, the Index declined 14.82%, primarily due to weakness in Europe and Japan. By comparison, the fund’s losses were only 8.60% over that same period. Outperformance over this period was driven by the fund’s hedging technique of selling index call options and buying index put options. From June 4 through November 30, 2012, the MSCI EAFE Index (Net) rallied, posting a 20.39% return, primarily on strength in Europe. During this period, the fund gained 8.53%. The fund’s hedging technique was primarily responsible for the performance differential over this period as well. When markets advance, the fund’s return will generally be consistent with the amount of net cash flow produced by the hedge, i.e. index call selling and index put buying. Because the fund sells index call options against the notional value of the portfolio, it foregoes the upside potential of the index in favor of call premium. Upside potential is further limited because the fund also hedges downside risk with index put options. The fund’s 8.53% gain over a period that was slightly less than six months reflects a return above expectations in light of its hedged risk profile. However, the gain was insufficient to fully recover the 8.60% lost during the earlier equity decline.

Index put options were valuable hedging tools during the equity market decline that occurred in the first two months of the fund’s operations, and, accordingly, the investment management team reduced put coverages in the European Indexes as put profits were realized. However, put coverages remained at more than 95% of notional value in the Asia-Pacific indexes throughout the period. As volatility diminished during the market rally, put coverage was restored to more than 95% in all six foreign indexes by November 30, 2012. All indexes were approximately 100% hedged with index call options.

Outlook

The investment thesis for the Gateway International Fund has two components. First, the globalization of the world economy over the last 20 years has motivated investors to embrace global equity investing as a core equity allocation. Second, given the expanded set of risks involved in investing outside the domestic economy, prudence and wealth preservation considerations have placed greater emphasis on a hedged approach. At Gateway, we continue to see uncertainties related to the resolution of the European crisis and the economic leadership provided by the new members of the central committee in China. Further, given the growing interdependence of world economies, these risks are heightened as the United States seeks to resolve its own fiscal dilemma. The trend of rising cross-correlations implies that the global investor faces growing vulnerability to systemic and tail risk events worldwide. These risks increase the need for heightened vigilance, and the Gateway International Fund continues to focus on risk management.

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GATEWAY INTERNATIONAL FUND

Investment Results through November 30, 2012

Growth of $10,000 Investment in Class A Shares4

March 30, 2012 (inception) through November 30, 2012

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Total Returns — November 30, 20124

Since Inception

Class A (Inception 3/30/2012)
NAV	-0.80%
With 5.75% Maximum Sales Charge	-6.50

Class C (Inception 3/30/2012)
NAV	-1.20
With CDSC[1]	-2.19

Class Y (Inception 3/30/2012)
NAV	-0.60

Comparative Performance
MSCI EAFE Index (Net)[2]	2.55
Morningstar Long/Short Equity Fund Avg.[3]	-1.42

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI EAFE Index (Net) (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES CAPITAL INCOME FUND

Management Discussion

Managers:

Arthur Barry, CFA

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA*

Warren N. Koontz, CFA, CIC

Loomis, Sayles & Company, L.P.

Objective:

The fund seeks high total return through a combination of current income and capital appreciation.

Strategy:

Under normal market conditions, will invest at least 70% of its assets in equity securities that may include common stocks, preferred stocks and convertible securities, including, among others, warrants, convertible debt securities and convertible preferred stock.

Symbols:

Class A	LSCAX
Class C	LSCCX
Class Y	LSCYX

*	Effective October 22, 2012, Kathleen Gaffney no longer served as a Portfolio Manager of the fund.

Market Conditions

During the eight-month period covered by this report, central bank action was a primary driver of market action. Announcements from the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) indicating that they will do whatever it takes to support an economic recovery encouraged investors and pushed financial markets higher. The Fed announced that it would extend its Operation Twist stimulus plan through the end of 2012, and in September it introduced a third round of quantitative easing, buying securities in an effort to stimulate the economy. This, coupled with artificially low interest rates maintained by central banks worldwide, helped drive investors into riskier assets, including stocks and lower-quality bonds. Meanwhile, a lack of resolution to Europe’s debt crisis continued to weigh on economic conditions. Austerity measures in Europe and quantitative easing plans have not yet relieved the global economic contraction.

Performance Results

For the eight-month period ended November 30, 2012, Class A shares of Loomis Sayles Capital Income Fund returned 6.01% at net asset value. The fund outperformed its primary benchmark, the S&P 500® Index, which returned 2.10% for the period. The fund also outperformed its secondary benchmark, the Russell 1000® Value Index, which returned 3.61%. The fund outperformed the 1.40% average return of funds in the Morningstar Aggressive Allocation category.

Explanation of Fund Performance

Stock selection in the consumer discretionary and healthcare sectors generated double-digit returns for the period. Within consumer discretionary, evidence of a housing market recovery benefited Lowe’s, a home improvement retailer. American Eagle Outfitters and Comcast were also strong names in the sector. In healthcare, the fund’s pharmaceutical holdings drove outperformance relative to the fund’s primary benchmark, particularly positions in Merck, Sanofi and Pfizer. Only the technology and materials sectors lost

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ground for the period. Despite disappointing overall results from materials, Weyerhaeuser, a forest products company, benefited from the uptick in the housing market and was a strong contributor to performance. Although the technology sector posted negative returns, an underweight in the sector relative to the primary benchmark benefited the fund’s overall performance.

The fund’s consumer staples sector holdings detracted from performance, as our selections didn’t keep pace with the benchmark’s selections. In technology, software giant Microsoft declined as personal computers continued to lose ground to tablets. In the financials sector, positions in PNC, a diversified financial services company, and MetLife, an insurance company, lagged. Additionally, fears of higher taxes on dividends hurt the fund’s higher-yielding stocks in the telecom and utilities sectors.

In the fund’s fixed-income segment, financial securities in the investment-grade and high-yield universes aided performance. In particular, security selection within the banking industry led to sizeable gains. In addition, high-yield utilities, equity-sensitive convertibles and non-U.S.-dollar-denominated securities also boosted performance.

The fund’s below-investment-grade holdings within the home construction and healthcare industries posted strong results, but they were unable to buoy the overall industrials sector due to lagging results from selected holdings in the supermarket and retail industries. The fund’s investment-grade industrials also detracted from performance due to a specific wireline holding. Meanwhile, an underweight in investment-grade utilities, which posted modest gains for the period, dragged down results.

Outlook

Uncertainty related to ongoing fiscal challenges in the U.S. is driving market activity and may hinder economic growth moving forward. Given the terms of the agreement reached by the president and Congress, we think investors will still seek income-oriented securities. While we remain optimistic about the rebound in residential construction, yield-oriented stocks with attractive valuations are becoming more difficult to uncover.

In the fixed-income market, we believe security selection will remain critical, as we continue to review new issues and existing holdings for more attractive opportunities. We expect volatility in Europe to remain significant and growth to remain soft, with the possibility of a modest recession as governments implement additional fiscal reform.

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LOOMIS SAYLES CAPITAL INCOME FUND

Investment Results through November 30, 2012

Growth of $10,000 Investment in Class A Shares5

March 30, 2012 (inception) through November 30, 2012

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Total Returns — November 30, 20125

Since Inception

Class A (Inception 3/30/2012)
NAV	6.01%
With 5.75% Maximum Sales Charge	-0.09

Class C (Inception 3/30/2012)
NAV	5.44
With CDSC[1]	4.44

Class Y (Inception 3/30/2012)
NAV	6.19

Comparative Performance
S&P 500® Index[2]	2.10
Russell 1000® Value Index[3]	3.61
Morningstar Aggressive Allocation Fund Avg.[4]	1.40

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS:

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Management Discussion

Managers:

Kevin J. Perry

John R. Bell

Loomis, Sayles & Company, L.P.

Objective:

The fund seeks to provide a high level of current income.

Strategy:

Primarily invests in a combination of adjustable floating rate loans and other floating rate debt instruments issued by U.S. and non-U.S. corporations or other business entities and fixed income securities, including derivatives that reference the returns of these instruments.

Symbols:

Class A	LSFAX
Class C	LSFCX
Class Y	LSFYX

Market Conditions

For the 12-month period ended November 30, 2012, a favorable macroeconomic environment, which was largely free of genuine shocks, contributed to the stability of the bank loan market. The release of several better-than-expected U.S. economic reports, combined with increased confidence that the Federal Reserve would keep its accommodative policies in place, were also positive factors. Against this backdrop, the demand for bank loans remained strong, due primarily to inflows into retail bank loan mutual funds and rebounding collateralized loan obligation (CLO) issuance. The supply of bank loans for the year to date through November 2012 outpaced the prior one-year record for new issuance, which occurred in 2007. In this environment, the S&P/LSTA Leveraged Loan® Index posted only one month of negative performance and earned returns in excess of 1% in four of the months. Lower-rated loans largely drove performance, as investors generally favored riskier assets throughout much of the period.

Performance Results

For the 12-month period ended November 30, 2012, Class A shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 12.02% at net asset value. The fund outperformed its benchmark, the S&P/LSTA Leveraged Loan® Index, which returned 9.36% and the 9.49% average return of the funds in its peer group, the Morningstar Bank Loan category.

Explanation of Fund Performance

As part of our general investment strategy, we did not make any significant tactical shifts during the 12-month period. Instead, we focused on credit selection and seeking to generate a high level of current income over the full credit cycle, while reserving our tactical flexibility to manage exposures based on significant shifts in our macroeconomic view.

We tend to target a yield advantage relative to the benchmark in most market conditions. In recent months, the fund’s relative exposure to new issues

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helped its price return, as new issues experienced price appreciation in the secondary market.

In addition, the fund’s bond holdings boosted its yield and helped drive outperformance relative to the benchmark. We continued to focus on bonds with relatively near-term maturities or expected calls (meaning we expect the issuer to retire the debt prior to the bond’s maturity date). We believe this focus is more appropriate in a bank loan portfolio than buying generic high-yield bonds, given the interest-rate sensitivity of bank loan investors.

The fund ended the period with approximately 83% of its assets invested in bank loans and 11% in bonds. The allocation to bank loans and bonds remained relatively stable throughout the period. We did not change the fund’s risk positioning during the period, other than to increase its cash position in May, which corresponded with the only month of negative performance in the bank loan market.

Outlook

With the 2012 election cycle over, the financial markets have been focusing on the management of the U.S. economy and continued uncertainty related to the ongoing fiscal challenges in the U.S. We expect heightened market volatility as Congress discusses solutions to lingering issues.

Technical factors appear to be in relative balance as we approach the end of 2012. The new issue calendar remains robust but we believe it likely will be met with equally robust inflows. S&P’s Leveraged Commentary & Data reports that $15 billion to $20 billion of CLOs are working toward completion by the end of the year. We believe this trend will continue and possibly expand in 2013.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Investment Results through November 30, 2012

Growth of $10,000 Investment in Class A Shares5

September 30, 2011 (inception) through November 30, 2012

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Average Annual Total Returns — November 30, 20125

	1 Year	Since Inception

Class A (Inception 9/30/11)
NAV	12.02%	13.04%
With 3.50% Maximum Sales Charge	8.13	9.61

Class C (Inception 9/30/11)
NAV	11.18	12.20
With CDSC[2]	10.18	12.20

Class Y (Inception 9/30/11)[1]
NAV	12.33	13.35

Comparative Performance
S&P/LSTA Leveraged Loan® Index[3]	9.36	10.17
Morningstar Bank Loan Fund Avg.[4]	9.49	10.33

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	S&P/LSTA Leveraged Loan® Index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

4	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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VAUGHAN NELSON SELECT FUND

Management Discussion

Managers:

Dennis G. Alff, CFA

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment Management, L.P.

Objective:

The fund seeks long-term capital appreciation.

Strategy:

The fund, under normal market conditions, will invest primarily in equity securities, including common stocks, preferred stocks, limited partnership interests, interests in limited liability companies, REITS or other trusts and similar securities.

Symbols:

Class A	VNSAX
Class C	VNSCX
Class Y	VNSYX

Market Conditions

Large-scale economic and political factors steered equity markets during the five-month period ended November 30, 2012. The Federal Reserve and the European Central Bank kept interest rates low in order to free credit markets and buy time in the face of numerous problems, particularly those in Europe. Meanwhile, the “fiscal cliff” of tax hikes and spending cuts clouded the U.S. economic outlook, as uncertainty over tax and regulatory policies left individuals and businesses without clear guidance. Corporate earnings growth decelerated, and overall economic growth remained lackluster.

Performance Results

For the five months ended November 30, 2012, Class A shares of Vaughan Nelson Select Fund returned 5.00% at net asset value. The fund’s results were in line with its benchmark, the S&P 500® Index, which returned 4.99%, and the 5.33% average return of funds in its peer group, the Morningstar Large Value category.

Explanation of Fund Performance

To take advantage of attractive valuations among more cyclical sectors, such as energy and finance, we reduced the fund’s weights in healthcare and telecommunications, two groups that made positive contributions to performance over the period. We also trimmed consumer-related holdings. These shifts in emphasis stem from the purchase and sale of individual stocks rather than from any targeted sector weights. Positive stock selection was the chief driver of performance with industry weights partially offsetting otherwise solid results.

Results in technology were particularly strong. The market’s focus on Apple had sidetracked Google for a time. However, second-quarter results were good, and investors appear to be coming to appreciate Google’s dominance as a search engine and the potential of its Android operating system, which has the largest global market share among smart phones. MasterCard also

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added to returns. MasterCard is a transaction processor and takes no credit risks. We believe that it should continue to benefit from the steady trend away from cash and checks to plastic. While the United States leads this trend, there is great potential overseas, where company results have been outstanding. Shares of Symantec, a leader in storage and security solutions, rose following the fund’s July purchase. Symantec had been undervalued compared to its peers, and we believe that investors are reevaluating the company in light of management changes. Relative to the benchmark, Apple was the main detractor in the technology group. We were slow to appreciate the potential of Apple’s new products and our commitment came late. Although shares weakened toward the end of the period, we are optimistic about Apple’s continued capacity to innovate and grow. Micros Systems, which provides point-of-sale systems and software to hotels, restaurants and retail stores, was also disappointing. Growth seems to have slowed despite the company’s long history of favorable earnings. We sold IBM after a strong run as revenues began to slow, and we eliminated Solera Holdings, which develops software for automobile accident claims, because we believe the slowdown in Europe threatens a key segment of its business.

In the healthcare sector, stock selection aided returns. Valeant Pharmaceuticals, a specialty drug company, continued to grow, chiefly through acquisition. Valeant acquires smaller drug companies that have attractive products but lack distribution capability. HCA shares rose following the fund’s timely purchase during a recent selloff, but a small position tempered gains. Hospital stocks generally rose in anticipation of reductions in their bad debt expense under the new healthcare law. These favorable returns were partially offset by a loss from Endo Health Solutions, which markets branded and generic drugs. Within the consumer staples sector, cigarette maker Altria pulled back. Unit sales slowed and pricing softened, pointing to potentially lower earnings. We sold the stock.

In commercial services, Corrections Corporation, which operates for-profit prisons, responded favorably to news that it might convert to a real estate investment trust and pay out higher dividends. The federal and state governments are finding it more cost-effective to outsource their prison functions, increasing the company’s long-term potential.

Within financials, global insurer XL Group performed well on the strength of solid third quarter results. Claims resulting from Hurricane Sandy appear to be well-managed. Insurance stocks often rally following major disasters in expectation of higher premiums.

Outlook

Economic growth remains on the weak side, but we believe it may improve in 2013 if Washington provides clarity on taxes, budgets and regulations. Better conditions in the housing market are helping to shore up consumer confidence and retail sales appear healthy. Stronger housing trends would also help boost employment. The market does not appear expensive to us; there are many growing companies whose stocks trade at good valuations. We seek those that are growing a little faster than their group but we are careful not to overpay.

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VAUGHAN NELSON SELECT FUND

Investment Results through November 30, 2012

Total Returns — November 30, 20124

Since Inception

Class A (Inception 6/29/2012)
NAV	5.00%
With 5.75% Maximum Sales Charge	-1.04

Class C (Inception 6/29/2012)
NAV	4.70
With CDSC[1]	3.70

Class Y (Inception 6/29/2012)
NAV	5.10

Comparative Performance
S&P 500® Index[2]	4.99
Morningstar Large Value Fund Avg.[3]	5.33

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHART

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

19  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

|  20

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from June 1, 2012 through November 30, 2012 for ASG Growth Markets Fund, Gateway International Fund, Loomis Sayles Capital Income Fund and Loomis Sayles Senior Floating Rate and Fixed Income Fund and from June 29, 2012 through November 30, 2012 for Vaughan Nelson Select Fund. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ASG GROWTH MARKETS FUND	BEGINNING ACCOUNT VALUE 6/1/2012	ENDING ACCOUNT VALUE 11/30/2012	EXPENSES PAID DURING PERIOD* 6/1/2012 – 11/30/2012
Class A
Actual	$1,000.00	$1,050.90	$8.87
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
Class C
Actual	$1,000.00	$1,046.60	$12.64
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.43
Class Y
Actual	$1,000.00	$1,051.90	$7.59
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.73%, 2.47% and 1.48% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

21  |

UNDERSTANDING FUND EXPENSES

GATEWAY INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 6/1/2012	ENDING ACCOUNT VALUE 11/30/2012	EXPENSES PAID DURING PERIOD* 6/1/2012 – 11/30/2012
Class A
Actual	$1,000.00	$1,079.40	$7.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81
Class C
Actual	$1,000.00	$1,075.10	$10.89
Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.58
Class Y
Actual	$1,000.00	$1,080.40	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES CAPITAL INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2012	ENDING ACCOUNT VALUE 11/30/2012	EXPENSES PAID DURING PERIOD* 6/1/2012 – 11/30/2012
Class A
Actual	$1,000.00	$1,120.60	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06
Class C
Actual	$1,000.00	$1,117.00	$10.32
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82
Class Y
Actual	$1,000.00	$1,122.50	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  22

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2012	ENDING ACCOUNT VALUE 11/30/2012	EXPENSES PAID DURING PERIOD* 6/1/2012 – 11/30/2012
Class A
Actual	$1,000.00	$1,048.60	$5.63
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55
Class C
Actual	$1,000.00	$1,044.40	$9.46
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.32
Class Y
Actual	$1,000.00	$1,050.70	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

VAUGHAN NELSON SELECT FUND	BEGINNING ACCOUNT VALUE 6/1/2012[1]	ENDING ACCOUNT VALUE 11/30/2012	EXPENSES PAID DURING PERIOD 6/1/2012[1] – 11/30/2012
Class A
Actual	$1,000.00	$1,050.00	$6.04	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06	*
Class C
Actual	$1,000.00	$1,047.00	$9.26	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,014.25	$10.83	*
Class Y
Actual	$1,000.00	$1,051.00	$4.96	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15% and 1.15% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 366 (to reflect the half-year period).

1	Fund commenced operations on June 29, 2012. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15%, and 1.15% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (154), divided by 366 (to reflect the partial period).

23  |

BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS FOR VAUGHAN NELSON SELECT FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including a newly formed fund such as the Vaughan Nelson Select Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory and sub-advisory agreements (together, the “Agreements”) for the Fund at an in-person meeting held on June 14, 2012.

In connection with this review, Fund management and other representatives of the Fund’s adviser, NGAM Advisors, L.P. (“NGAM Advisors”) and sub-adviser, Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson,” and, together with NGAM Advisors, the “Advisors”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fee and other expenses to be charged to the Fund, including information comparing the Fund’s expected expenses to those of peer groups of funds and information on fees charged to other accounts advised or sub-advised by Vaughan Nelson and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the proposed portfolio managers and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about Vaughan Nelson’s performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised or sub-advised by the Advisers as well as information about the Advisers they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Advisers.

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below:

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their respective affiliates to the Fund, and the resources to be dedicated to the Fund by the Advisers and their respective affiliates. The Trustees considered their

|  24

experience with other funds advised or sub-advised by the Advisers, as well as the fact that the Advisers are affiliates. In this regard, the Trustees considered not only the advisory and sub-advisory services proposed to be provided by the Advisers to the Fund, but also the monitoring and administrative services proposed to be provided by NGAM Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Fund under the Agreements seemed consistent with the Fund’s operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory and sub-advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Fund and the Advisers. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by Vaughan Nelson, and also reviewed simulated performance of an account managed in accordance with the Fund’s proposed strategies. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Advisers’ performance records and/or other relevant factors supported approval of the Agreements.

The costs of the services to be provided by the Advisers and their affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information comparing the proposed advisory and sub-advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers, and with the fees and expenses of institutional accounts managed by Vaughan Nelson, as well as information about differences in such fees and the reasons for any such differences. In evaluating the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s proposed advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Advisers to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Advisers’ affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information

25  |

provided in court cases in which adviser compensation or profitability were issues, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory and sub-advisory fees proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreements.

Economies of scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory and sub-advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund would be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following: the compliance-related resources the Advisers and their respective affiliates would provide to the Fund and the potential so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Fund, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company would benefit from the retention of affiliated advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

|  26

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund

Shares	Description	Value (†)
Common Stocks — 65.1% of Net Assets
	Brazil — 8.7%
11,300	Banco Bradesco S.A., Sponsored Preference ADR(b)	$190,292
3,100	Banco do Brasil S.A., Sponsored ADR	32,550
4,659	Banco Santander Brasil S.A., ADR	31,169
6,700	BM&FBovespa S.A.	40,260
2,600	BR Malls Participacoes S.A.	33,400
1,500	BR Properties S.A.	17,690
1,500	Braskem S.A., Sponsored ADR	19,530
3,175	BRF - Brasil Foods S.A., ADR	58,261
4,400	CCR S.A.	37,806
500	Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference ADR	21,640
4,620	Cia de Bebidas das Americas, Preference ADR(b)	192,238
600	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	48,822
900	Cia de Saneamento de Minas Gerais-COPASA	18,954
4,125	Cia Energetica de Minas Gerais, Sponsored Preference ADR	50,490
900	Cia Hering	20,150
1,000	Cia Paranaense de Energia, Sponsored Preference ADR	13,450
1,440	Cielo S.A., Sponsored ADR	38,909
1,200	Cosan S.A. Industria e Comercio	22,065
700	CPFL Energia S.A., ADR	15,288
2,100	Duratex S.A.	14,496
1,600	EcoRodovias Infraestrutura e Logistica S.A.	12,774
2,400	EDP - Energias do Brasil S.A.	13,613
895	Embraer S.A., ADR	22,312
2,500	Fibria Celulose S.A., Sponsored ADR(c)	25,275
4,100	Gerdau S.A., Sponsored Preference ADR	34,809
3,400	Hypermarcas S.A.(c)	24,504
12,900	Itau Unibanco Holding S.A., Preference ADR(b)	195,435
4,200	JBS S.A.(c)	10,634
1,200	Localiza Rent a Car S.A.	19,964
700	Lojas Renner S.A.	25,601
600	Multiplan Empreendimentos Imobiliarios S.A.	16,567
900	Multiplus S.A.	20,849
900	Natura Cosmeticos S.A.	23,823
2,300	Obrascon Huarte Lain Brasil S.A.	20,451
5,100	Oi S.A., ADR	19,329
7,423	Petroleo Brasileiro S.A., ADR(b)	133,391
11,000	Petroleo Brasileiro S.A., Sponsored Preference ADR(b)	193,050
3,400	Raia Drogasil S.A.	33,415
2,700	Souza Cruz S.A.	39,259
1,065	Telefonica Brasil S.A., Preference ADR	23,366
1,794	Tim Participacoes S.A., ADR	31,808
1,200	Totvs S.A.	22,458
3,000	Ultrapar Participacoes S.A., Sponsored ADR	61,680
6,738	Vale S.A., Sponsored ADR(b)	117,443
10,821	Vale S.A., Sponsored Preference ADR(b)	184,931

		2,244,201

See accompanying notes to financial statements.

27  |

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)
	Chile — 0.9%
325	Banco de Chile, ADR	$29,321
1,298	Banco Santander Chile, ADR	34,955
600	Cia Cervecerias Unidas S.A., ADR	44,040
1,400	Corpbanca S.A., ADR	27,272
900	Empresa Nacional de Electricidad S.A., Sponsored ADR	40,428
2,000	Enersis S.A., Sponsored ADR	33,900
306	Sociedad Quimica y Minera de Chile S.A., Sponsored ADR	17,320

		227,236

	China — 16.3%
22,000	Agile Property Holdings Ltd.	29,625
104,000	Agricultural Bank of China Ltd., Class H	45,739
450,000	Bank of China Ltd., Class H(b)	189,800
37,000	Bank of Communications Co. Ltd., Class H	26,951
58,000	Beijing Capital International Airport Co. Ltd., Class H	41,530
16,000	Belle International Holdings Ltd.	33,596
24,000	China BlueChemical Ltd., Class H	14,977
63,000	China Citic Bank Corp. Ltd., Class H	32,329
39,000	China Communications Construction Co. Ltd., Class H	35,505
44,000	China Communications Services Corp. Ltd., Class H	24,922
432,000	China Construction Bank Corp., Class H(b)	331,012
40,000	China Gas Holdings Ltd.	28,805
3,297	China Life Insurance Co. Ltd., ADR	145,530
10,000	China Mengniu Dairy Co. Ltd.	28,060
20,000	China Merchants Bank Co. Ltd., Class H	38,212
55,000	China Minsheng Banking Corp. Ltd., Class H	54,049
35,000	China Mobile Ltd.(b)	398,661
12,000	China National Building Material Co. Ltd., Class H	15,631
14,000	China Oilfield Services Ltd., Class H	27,879
24,000	China Overseas Land & Investment Ltd.	70,733
1,003	China Petroleum & Chemical Corp., ADR(b)	106,218
28,000	China Railway Construction Corp. Ltd., Class H	31,237
57,000	China Railway Group Ltd., Class H	33,080
10,000	China Resources Enterprise Ltd.	35,664
12,000	China Resources Gas Group Ltd.	25,691
10,000	China Resources Land Ltd.	26,827
10,000	China Resources Power Holdings Co. Ltd.	22,319
18,500	China Shenhua Energy Co. Ltd., Class H	75,749
47,000	China Shipping Container Lines Co. Ltd., Class H(c)	12,367
12,000	China State Construction International Holdings Ltd.	15,077
929	China Telecom Corp. Ltd., ADR	50,473
20,000	China Unicom Hong Kong Ltd.	31,120
9,500	China Vanke Co. Ltd., Class B	14,729
49,600	China Zhongwang Holdings Ltd.(c)	17,404
50,000	Chongqing Rural Commercial Bank, Class H	22,954
1,151	CNOOC Ltd., Sponsored ADR(b)	245,347
53,125	Country Garden Holdings Co. Ltd.(c)	25,488
26,000	CSR Corp. Ltd., Class H	21,963
38,000	Datang International Power Generation Co. Ltd., Class H	13,261

See accompanying notes to financial statements.

|  28

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)
	China — continued
26,000	Dongfeng Motor Group Co. Ltd., Class H	$36,527
6,000	ENN Energy Holdings Ltd.	26,998
68,000	Evergrande Real Estate Group Ltd.	33,937
84,000	Franshion Properties China Ltd.	28,825
35,000	Geely Automobile Holdings Ltd.	16,476
15,000	Great Wall Motor Co. Ltd., Class H	49,439
54,000	Guangdong Investment Ltd.	43,929
25,200	Guangzhou R&F Properties Co. Ltd., Class H	42,970
17,000	Haier Electronics Group Co. Ltd.(c)	23,374
2,500	Hengan International Group Co. Ltd.	22,656
33,000	Huabao International Holdings Ltd.	14,891
951	Huaneng Power International, Inc., ADR	32,420
385,000	Industrial & Commercial Bank of China Ltd., Class H(b)	259,672
7,000	Inner Mongolia Yitai Coal Co., Class B	38,872
22,000	Jiangsu Expressway Co. Ltd., Class H	19,672
10,000	Jiangxi Copper Co. Ltd., Class H	25,620
9,000	Kingboard Chemical Holdings Ltd.	26,697
14,000	Kunlun Energy Co. Ltd.	28,496
3,800	Lenovo Group Ltd., ADR	71,896
16,000	Longfor Properties Co. Ltd.	30,748
1,272	PetroChina Co. Ltd., ADR(b)	169,367
5,500	Ping An Insurance (Group) Co. of China Ltd., Class H	41,499
53,000	Poly Hong Kong Investments Ltd.(c)	36,638
8,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H	8,324
15,600	Shanghai Pharmaceuticals Holding Co. Ltd., Class H	29,182
25,500	Shimao Property Holdings Ltd.	51,631
56,000	Shougang Fushan Resources Group Ltd.	20,354
66,500	Shui On Land Ltd.	33,109
34,500	Sino-Ocean Land Holdings Ltd.	25,808
4,800	Sinopharm Group Co. Ltd., Class H	14,829
47,000	Soho China Ltd.	35,411
11,000	Sun Art Retail Group Ltd.	16,861
5,500	Tencent Holdings Ltd.	178,994
24,000	Uni-President China Holdings Ltd.	31,265
33,000	Want Want China Holdings Ltd.	48,210
6,000	Weichai Power Co. Ltd., Class H	22,569
1,715	Yanzhou Coal Mining Co. Ltd., Sponsored ADR	26,359
164,000	Yuexiu Property Co. Ltd.	52,881
28,000	Zhejiang Expressway Co. Ltd., Class H	21,373
5,000	Zhuzhou CSR Times Electric Co. Ltd., Class H	15,247
26,000	Zijin Mining Group Co. Ltd., Class H	10,477

		4,205,017

	Colombia — 0.7%
800	BanColombia S.A., Sponsored Preference ADR	51,416
2,116	Ecopetrol S.A., Sponsored ADR	123,024

		174,440

See accompanying notes to financial statements.

29  |

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)
	Egypt — 0.3%
6,664	Commercial International Bank Egypt S.A.E., GDR	$34,646
474	Orascom Construction Industries, GDR(c)	17,717
13,295	Orascom Telecom Holding S.A.E., GDR(c)	38,177

		90,540

	India — 1.8%
1,591	Axis Bank Ltd., GDR	39,168
3,058	HDFC Bank Ltd., ADR	128,803
1,410	ICICI Bank Ltd., Sponsored ADR	57,796
2,413	Infosys Ltd., Sponsored ADR(b)	107,258
440	Larsen & Toubro Ltd., GDR	13,553
1,347	Mahindra & Mahindra Ltd., Sponsored GDR	23,168
396	State Bank of India, Sponsored GDR	32,511
2,160	Tata Motors Ltd., Sponsored ADR	54,151

		456,408

	Indonesia — 2.2%
99,000	Astra International Tbk PT	74,718
47,500	Bank Central Asia Tbk PT	43,541
31,000	Bank Danamon Indonesia Tbk PT	17,450
57,000	Bank Mandiri Persero Tbk PT	48,972
87,000	Bank Negara Indonesia Persero Tbk PT	33,528
80,000	Bank Rakyat Indonesia Persero Tbk PT	58,711
12,000	Indocement Tunggal Prakarsa Tbk PT	29,060
39,500	Indofood Sukses Makmur Tbk PT	24,085
41,500	Indosat Tbk PT	23,983
40,500	Jasa Marga Persero Tbk PT	24,061
135,000	Kalbe Farma Tbk PT	14,490
49,000	Perusahaan Gas Negara Persero Tbk PT	23,102
16,500	Semen Gresik Persero Tbk PT	25,429
9,000	Tambang Batubara Bukit Asam Persero Tbk PT	13,113
1,691	Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	64,326
13,000	Unilever Indonesia Tbk PT	35,697
13,000	United Tractors Tbk PT	23,061

		577,327

	Korea — 11.4%
44	AMOREPACIFIC Group	19,705
177	CJ Corp.	17,587
331	Daelim Industrial Co. Ltd.	24,145
380	Daewoo International Corp.	14,025
470	Dongbu Insurance Co. Ltd.	20,206
115	E-Mart Co. Ltd.	23,187
1,060	Hanwha Chem Corp.	16,355
810	Hanwha Corp.	23,847
100	Honam Petrochemical Corp.	19,819
308	Hyosung Corp.	19,333
75	Hyundai Glovis Co. Ltd.	16,342
116	Hyundai Heavy Industries Co. Ltd.	22,656

See accompanying notes to financial statements.

|  30

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)
	Korea — continued
610	Hyundai Hysco Co. Ltd.	$25,424
680	Hyundai Marine & Fire Insurance Co. Ltd.	21,001
336	Hyundai Mobis	88,704
917	Hyundai Motor Co.(b)	191,080
1,436	Hyundai Motor Co., GDR	47,503
2,670	Hyundai Securities Co.	20,141
133	Hyundai Wia Corp.	22,380
1,970	Industrial Bank of Korea	20,942
1,502	KB Financial Group, Inc., ADR	49,371
51	KCC Corp.	13,483
1,370	Kia Motors Corp.	78,285
2,531	Korea Electric Power Corp., Sponsored ADR(c)	31,055
5,260	Korea Exchange Bank(c)	35,448
610	Korea Gas Corp.	44,147
900	Korea Investment Holdings Co. Ltd.	32,747
3,370	Korea Life Insurance Co. Ltd.	23,432
84	Korea Zinc Co. Ltd.	33,859
475	Korean Air Lines Co. Ltd.(c)	19,731
645	KT&G Corp.	50,997
170	Kumho Petro Chemical Co. Ltd.	17,601
153	LG Chem Ltd.	44,134
390	LG Corp.	23,445
2,977	LG Display Co. Ltd., ADR(c)	47,275
576	LG Electronics, Inc.	40,673
71	LG Household & Health Care Ltd.	42,324
18	Lotte Confectionery Co. Ltd.	24,386
81	Lotte Shopping Co. Ltd.	26,803
108	LS Corp.	9,426
222	LS Industrial Systems Co. Ltd.	14,978
198	NHN Corp.	46,081
39	Orion Corp.	40,465
1,395	POSCO, ADR	103,774
294	S1 Corp.	18,620
454	Samsung C&T Corp.	24,929
580	Samsung Card Co.	19,474
327	Samsung Electro-Mechanics Co. Ltd.	31,899
1,221	Samsung Electronics Co. Ltd., GDR(b)	801,596
195	Samsung Electronics Co. Ltd., Preference GDR	74,793
221	Samsung Fire & Marine Insurance Co. Ltd.	44,643
1,230	Samsung Heavy Industries Co. Ltd.	41,490
328	Samsung Life Insurance Co. Ltd.	28,171
157	Samsung SDI Co. Ltd.	22,575
2,648	Shinhan Financial Group Co. Ltd., ADR	84,842
210	SK Holdings Co. Ltd.	34,853
1,480	SK Hynix, Inc.(c)	33,414
196	SK Innovation Co. Ltd.	30,032
2,940	SK Networks Co. Ltd.	22,467
1,900	SK Telecom Co. Ltd., ADR	29,013

See accompanying notes to financial statements.

31  |

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)
	Korea — continued
1,520	Woori Investment & Securities Co. Ltd.	$14,965
123	Yuhan Corp.	19,257

		2,945,335

	Malaysia — 3.0%
16,600	Alliance Financial Group Bhd	22,383
9,500	AMMB Holdings Bhd	19,930
21,700	Axiata Group Bhd	42,249
91,600	Berjaya Corp. Bhd	16,554
800	British American Tobacco Malaysia Bhd	13,996
16,500	CIMB Group Holdings Bhd	40,540
29,000	DiGi.Com Bhd	46,055
8,300	Genting Bhd	24,562
23,200	Genting Malaysia Bhd	26,086
3,200	Hong Leong Bank Bhd	15,434
6,700	Hong Leong Financial Group Bhd	28,112
12,400	IJM Corp. Bhd	20,185
4,700	Lafarge Malayan Cement Bhd	14,800
19,200	Malayan Banking Bhd	57,155
15,100	Maxis Bhd	31,932
25,500	MMC Corp. Bhd	22,517
9,800	Parkson Holdings Bhd	14,600
3,600	Petronas Dagangan Bhd	27,366
5,700	Petronas Gas Bhd	34,488
3,100	Public Bank Bhd	15,848
8,100	RHB Capital Bhd	19,978
17,600	Sime Darby Bhd	51,906
18,800	Telekom Malaysia Bhd	33,825
15,700	Tenaga Nasional Bhd	35,817
12,300	UMW Holdings Bhd	42,960
77,546	YTL Corp. Bhd	45,094
28,700	YTL Power International Bhd	14,905

		779,277

	Mexico — 3.7%
29,000	Alfa SAB de CV, Class A	60,384
10,967	America Movil SAB de CV, Series L, ADR(b)	258,711
3,400	Arca Continental SAB de CV	24,448
9,362	Cemex SAB de CV, Sponsored ADR(c)	83,322
352	Coca-Cola Femsa SAB de CV, Sponsored ADR	49,660
1,400	Fomento Economico Mexicano SAB de CV, Sponsored ADR	137,312
500	Grupo Aeroportuario del Pacifico SAB de CV, ADR	25,510
8,300	Grupo Bimbo SAB de CV, Series A	19,541
4,800	Grupo Carso SAB de CV, Series A1	19,852
11,400	Grupo Financiero Banorte SAB de CV, Class O	65,059
5,300	Grupo Financiero Inbursa SAB de CV, Class O	14,675
8,131	Grupo Mexico SAB de CV, Series B	26,719
3,700	Grupo Modelo SAB de CV, Series C	33,079
2,300	Grupo Televisa SAB, Sponsored ADR	54,441

See accompanying notes to financial statements.

|  32

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)
	Mexico — continued
3,700	Mexichem SAB de CV	$19,167
2,464	Wal-Mart de Mexico SAB de CV, Series V, Sponsored ADR	77,052

		968,932

	Peru — 0.2%
334	Credicorp Ltd.	46,727

	Philippines — 0.2%
700	Philippine Long Distance Telephone Co., Sponsored ADR	43,554

	Russia — 4.3%
30,356	Gazprom OAO, Sponsored ADR(b)	270,221
3,124	Lukoil OAO, Sponsored ADR(b)(c)	196,872
1,209	Magnit OJSC, Sponsored GDR	42,727
2,525	Mobile Telesystems OJSC, Sponsored ADR	44,011
416	NovaTek OAO, Sponsored GDR	45,697
9,210	Rosneft Oil Co., GDR(c)	71,972
1,192	Rostelecom OJSC, Sponsored ADR(c)	24,687
12,521	Sberbank of Russia, Sponsored ADR(b)	148,433
6,006	Surgutneftegas OJSC, Sponsored ADR	50,685
11,284	Surgutneftegas OJSC, Sponsored Preference ADR	70,525
2,069	Tatneft, Sponsored ADR	82,030
1,088	TMK OAO, GDR(c)	16,746
937	Uralkali OJSC, Sponsored GDR	34,762
7,026	VTB Bank OJSC, GDR	23,449

		1,122,817

	South Africa — 5.8%
1,472	ABSA Group Ltd.	23,502
2,488	Anglo American Platinum Ltd., ADR	18,103
1,227	AngloGold Ashanti Ltd., Sponsored ADR	38,000
1,733	Aspen Pharmacare Holdings Ltd.(c)	30,489
352	Assore Ltd.	15,112
3,740	Barloworld Ltd.	30,601
1,612	Bidvest Group Ltd.	38,057
3,550	Discovery Holdings Ltd.	22,281
26,779	FirstRand Ltd.	87,428
2,974	Gold Fields Ltd., Sponsored ADR	36,521
8,104	Growthpoint Properties Ltd.	22,361
2,424	Impala Platinum Holdings Ltd., Sponsored ADR	39,390
2,485	Imperial Holdings Ltd.	52,672
305	Kumba Iron Ore Ltd.	18,619
2,853	Liberty Holdings Ltd.	33,927
11,429	Life Healthcare Group Holdings Ltd.	41,114
7,764	MMI Holdings Ltd.	18,188
2,124	Mr Price Group Ltd.	31,750
9,419	MTN Group Ltd.(b)	173,451
1,573	Naspers Ltd., N Shares	97,116
1,195	Nedbank Group Ltd.	24,124
7,746	Netcare Ltd.	15,412
2,844	Remgro Ltd.	47,849

See accompanying notes to financial statements.

33  |

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)
	South Africa — continued
1,959	Reunert Ltd.	$16,195
10,827	RMB Holdings Ltd.	47,697
9,111	RMI Holdings	22,473
14,673	Sanlam Ltd.	67,502
2,994	Sasol Ltd., Sponsored ADR(b)	126,796
2,405	Shoprite Holdings Ltd.	51,808
1,557	Spar Group Ltd. (The)	21,805
6,617	Standard Bank Group Ltd.	78,273
4,568	Steinhoff International Holdings Ltd.(c)	14,066
1,304	Truworths International Ltd.	13,966
1,768	Vodacom Group Ltd.	23,660
6,515	Woolworths Holdings Ltd.	51,911

		1,492,219

	Taiwan — 5.1%
21,000	Acer, Inc.(c)	18,312
7,588	Advanced Semiconductor Engineering, Inc., ADR	31,338
6,000	Asustek Computer, Inc.	66,240
15,750	Cathay Financial Holding Co. Ltd.	16,785
11,400	Cheng Shin Rubber Industry Co. Ltd.	29,060
32,640	Chinatrust Financial Holding Co. Ltd.	18,932
2,681	Chunghwa Telecom Co. Ltd., ADR	86,194
38,000	Compal Electronics, Inc.	25,727
15,000	CTCI Corp.	28,615
8,000	Delta Electronics, Inc.	28,670
16,000	Far EasTone Telecommunications Co. Ltd.	40,079
10,000	Formosa Chemicals & Fibre Corp.	23,694
12,000	Formosa Plastics Corp.	31,615
14,699	Fubon Financial Holding Co. Ltd.	16,703
27,880	Hon Hai Precision Industry Co. Ltd., GDR	175,799
38,570	Mega Financial Holding Co. Ltd.	30,214
18,000	Nan Ya Plastics Corp.	31,855
4,000	President Chain Store Corp.	20,500
13,000	Quanta Computer, Inc.	32,704
14,000	Taiwan Cement Corp.	18,343
7,000	Taiwan Mobile Co. Ltd.	25,188
27,377	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR(b)	472,801
20,330	Uni-President Enterprises Corp.	36,329

		1,305,697

	Turkey — 0.4%
654	KOC Holding AS, ADR	14,957
2,395	Turkcell Iletisim Hizmetleri AS, ADR(c)	36,284
12,786	Turkiye Garanti Bankasi AS, ADR	62,268

		113,509

	United States — 0.1%
698	Southern Copper Corp.	25,337

	Total Common Stocks (Identified Cost $15,312,430)	16,818,573

See accompanying notes to financial statements.

|  34

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.9%
	Brazil — 0.7%
1,300	Bradespar S.A.	$17,339
1,800	Cia Energetica de Sao Paulo, Class B	14,699
10,670	Itausa - Investimentos Itau S.A.	48,087
8,900	Klabin S.A.	50,148
1,700	Lojas Americanas S.A.	14,957
3,100	Marcopolo S.A.	18,222
2,200	Metalurgica Gerdau S.A.	23,114

		186,566

	Korea — 0.2%
601	Hyundai Motor Co.	43,317

	Total Preferred Stocks (Identified Cost $235,888)	229,883

Principal Amount
Short-Term Investments — 16.6%
	Treasuries — 11.2%
$300,000	U.S. Treasury Bill, 0.090%, 12/13/2012(b)(d)	299,996
350,000	U.S. Treasury Bill, 0.095%, 1/03/2013(b)(d)	349,990
300,000	U.S. Treasury Bill, 0.100%, 1/17/2013(b)(d)	299,981
100,000	U.S. Treasury Bill, 0.100%, 1/24/2013(b)(d)	99,993
200,000	U.S. Treasury Bill, 0.095%, 2/07/2013(b)(d)	199,980
300,000	U.S. Treasury Bill, 0.095%, 2/28/2013(b)(d)	299,942
500,000	U.S. Treasury Bill, 0.130%, 3/21/2013(b)(d)	499,872
200,000	U.S. Treasury Bill, 0.145%, 4/11/2013(b)(d)	199,925
200,000	U.S. Treasury Bills, 0.090%-0.100%, 12/06/2012(b)(d)(e)	199,999
450,000	U.S. Treasury Bills, 0.110%-0.145%, 12/27/2012(b)(d)(e)	449,968

		2,899,646

	Certificates of Deposit — 2.7%
200,000	National Bank of Canada, 0.150%, 12/03/2012	200,000
200,000	Royal Bank of Canada, 0.150%, 12/03/2012	200,000
150,000	Norinchukin Bank, 0.410%, 4/16/2013(b)	150,023
150,000	Westpac Banking Corp. (NY), 0.339%, 11/06/2013(b)(f)	149,972

		699,995

	Commercial Paper — 2.1%
100,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.390%, 12/06/2012(b)(d)	99,995
275,000	General Electric Co., 0.120%, 12/27/2012(b)(d)	274,979
150,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.200%, 1/15/2013(b)	150,002

		524,976

	Financial Company Commercial Paper — 0.6%
150,000	Societe Generale North America, 0.450%, 3/04/2013(b)(d)	149,842

	Total Short-Term Investments (Identified Cost $4,274,253)	4,274,459

See accompanying notes to financial statements.

35  |

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Principal Amount	Description	Value (†)
	Total Investments — 82.6% (Identified Cost $19,822,571)(a)	$21,322,915
	Other assets less liabilities — 17.4%	4,503,370

	Net Assets — 100.0%	$25,826,285

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2012, the net unrealized appreciation on investments based on a cost of $19,825,605 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,365,331
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(868,021)

	Net unrealized appreciation	$1,497,310

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or futures contracts.
(c)	Non-income producing security.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Consolidated Portfolio of Investments.
(f)	Variable rate security. Rate as of November 30, 2012 is disclosed.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

At November 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	12/19/2012	Australian Dollar	1,100,000	$1,146,627	$11,424
Buy	12/19/2012	Canadian Dollar	1,000,000	1,006,370	(19,270)
Buy	12/19/2012	Euro	500,000	650,382	12,968
Buy	12/19/2012	Euro	375,000	487,786	(701)
Sell	12/19/2012	Euro	625,000	812,977	(15,895)
Sell	12/19/2012	Japanese Yen	12,500,000	151,663	4,402
Buy	12/19/2012	New Zealand Dollar	2,900,000	2,378,409	25,748
Sell	12/19/2012	New Zealand Dollar	1,400,000	1,148,198	(14,864)
Buy	12/19/2012	Norwegian Krone	16,000,000	2,823,091	28,456
Buy	12/19/2012	Singapore Dollar	6,375,000	5,222,821	32,524
Buy	12/19/2012	Swedish Krona	4,000,000	600,940	(3,026)
Sell	12/19/2012	Swedish Krona	2,000,000	300,470	459
Buy	12/19/2012	Swiss Franc	375,000	404,757	984

See accompanying notes to financial statements.

|  36

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	12/19/2012	Swiss Franc	375,000	$404,757	$(5,850)
Buy	12/19/2012	Turkish Lira	7,800,000	4,356,579	70,337
Sell	12/19/2012	Turkish Lira	1,200,000	670,243	(11,926)

Total					$115,770

1 Counterparty is UBS AG.

At November 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	12/21/2012	11	$963,084	$18,884
DAX	12/21/2012	2	482,439	1,691
E-mini NASDAQ 100	12/21/2012	11	588,665	(21,263)
E-mini S&P 500®	12/21/2012	2	141,440	(920)
Euribor	6/17/2013	52	16,873,346	(4,227)
Euro Schatz	12/06/2012	51	7,348,489	(332)
Eurodollar	6/17/2013	1	249,162	—
FTSE 100	12/21/2012	17	1,599,739	7,570
FTSE JSE Top 40	12/20/2012	53	2,023,448	90,523
German Euro BOBL	12/06/2012	39	6,410,181	24,281
Hang Seng	12/28/2012	10	1,420,802	4,194
Mini-Russell 2000	12/21/2012	8	656,560	(11,720)
MSCI Singapore	12/28/2012	15	856,546	21,383
MSCI Taiwan	12/27/2012	25	686,250	20,500
Nikkei 225	12/14/2012	9	1,031,722	13,101
OMXS30	12/21/2012	69	1,126,260	39,668
S&P/TSX 60®	12/20/2012	9	1,271,878	(15,161)
SGX CNX Nifty	12/27/2012	185	2,186,700	74,925
Sterling	6/19/2013	92	18,319,712	(14,740)
UK Long Gilt	3/26/2013	11	2,103,384	10,030
2 Year U.S. Treasury Note	3/28/2013	5	1,102,266	547
5 Year U.S. Treasury Note	3/28/2013	97	12,097,719	40,164
10 Year Canada Government Bond	3/19/2013	38	5,229,758	31,751
10 Year U.S. Treasury Note	3/19/2013	5	668,203	3,789
30 Year U.S. Treasury Bond	3/19/2013	5	750,312	6,539

Total				$341,177

See accompanying notes to financial statements.

37  |

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Cocoa	3/13/2013	3	$74,940	$600
Copper LME	12/19/2012	2	399,162	(5,445)
Gas Oil	1/10/2013	9	857,700	5,850
KC Wheat	3/14/2013	1	45,663	363
Silver	3/26/2013	3	499,185	3,915
Soybean Meal	1/14/2013	5	217,450	5,550
Wheat	3/14/2013	1	43,175	(438)

Total				$10,395

At November 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini Dow	12/21/2012	4	$260,160	$(5,400)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	12/19/2012	12	$630,375	$(50,591)
Coffee	3/18/2013	3	169,425	5,569
Copper High Grade	3/26/2013	1	91,250	(3,087)
Copper LME	12/19/2012	4	798,325	13,075
Cotton	3/06/2013	7	258,685	(10,830)
Live Cattle	2/28/2013	1	52,160	(600)
Soybean	1/14/2013	3	215,812	(4,688)
Soybean Oil	1/14/2013	2	59,688	(2,088)
Sugar	2/28/2013	6	129,965	5,443

Total				$(47,797)

2 Commodity futures are held by ASG Growth Markets Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  38

Consolidated Portfolio of Investments – as of November 30, 2012

ASG Growth Markets Fund – (continued)

Industry Summary at November 30, 2012 (Unaudited)

Commercial Banks	11.9%
Oil, Gas & Consumable Fuels	8.6
Semiconductors & Semiconductor Equipment	5.5
Wireless Telecommunication Services	5.0
Metals & Mining	3.2
Automobiles	2.6
Real Estate Management & Development	2.4
Insurance	2.0
Other Investments, less than 2% each	24.8
Short-Term Investments	16.6

Total Investments	82.6
Other assets less liabilities (including open forward foreign currency and futures contracts)	17.4

Net Assets	100.0%

Currency Exposure Summary at November 30, 2012 (Unaudited)

United States Dollar	47.5%
Hong Kong Dollar	12.8
South Korean Won	6.7
South African Rand	4.8
Malaysian Ringgit	3.0
Brazilian Real	2.6
New Taiwan Dollar	2.1
Indonesian Rupiah	2.0
Mexican Peso	1.1

Total Investments	82.6
Other assets less liabilities (including open forward foreign currency and futures contracts)	17.4

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of November 30, 2012

Gateway International Fund

Shares	Description	Value (†)
Common Stocks* — 97.3% of Net Assets
	Australia — 9.4%
5,983	Amcor Ltd.(b)	$49,354
7,786	Australia & New Zealand Banking Group Ltd.(b)	198,147
9,070	BHP Billiton Ltd.(b)	326,632
8,555	Brambles Ltd.(b)	64,655
5,010	Cardno Ltd.(b)	31,142
4,303	Commonwealth Bank of Australia(b)	268,239
1,497	CSL Ltd.(b)	80,743
1,130	McMillan Shakespeare Ltd.(b)	15,685
6,515	National Australia Bank Ltd.(b)	165,388
5,180	New Hope Corp. Ltd.(b)	22,049
2,909	Newcrest Mining Ltd.(b)	77,749
6,013	Oil Search Ltd.(b)	44,641
2,662	Orica Ltd.(b)	66,946
5,088	Origin Energy Ltd.(b)	58,457
3,321	Premier Investments Ltd.(b)	21,922
4,406	QBE Insurance Group Ltd.(b)	50,345
12,574	QR National Ltd.(b)	47,412
2,147	Rio Tinto Ltd.(b)	131,833
5,713	SAI Global Ltd.(b)	25,634
622	Shopping Centres Australasia Property Group(c)	941
7,081	Suncorp Group Ltd.(b)	71,671
32,567	Telstra Corp. Ltd.(b)	146,508
3,357	Wesfarmers Ltd.(b)	124,517
7,577	Westfield Group(b)	82,485
8,232	Westpac Banking Corp.(b)	219,257
2,001	Woodside Petroleum Ltd.(b)	70,650
3,110	Woolworths Ltd.(b)	95,079

		2,558,081

	Euro Zone — 29.7%
1,850	Accor S.A.(b)	61,562
2,438	Allianz SE, (Registered)(b)	317,159
1,409	Alstom S.A.(b)	51,346
3,285	Anheuser-Busch InBev NV(b)	288,464
31,271	Banco Bilbao Vizcaya Argentaria S.A.(b)	265,319
51,748	Banco Santander S.A.(b)	398,643
4,461	BASF SE(d)	399,965
3,816	Bayer AG, (Registered)(b)	345,359
565	Belgacom S.A.(b)	16,612
5,196	BNP Paribas S.A.(b)	290,774
1,196	Bouygues S.A.(b)	29,556
454	Casino Guichard Perrachon S.A.(b)	41,217
5,674	Daimler AG, (Registered)(b)	280,629
2,790	Danone S.A.(b)	177,084
5,365	Deutsche Bank AG, (Registered)(b)	236,647
9,340	E.ON AG(b)	168,428
2,143	Electricite de France S.A.(b)	39,331
14,424	ENI SpA(b)	342,056

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of November 30, 2012

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Euro Zone — continued
14,215	France Telecom S.A.(b)	$151,202
111,185	Intesa Sanpaolo SpA(b)	152,018
429	Kerry Group PLC, Class A(b)	22,446
437	Kone OYJ, Class B(b)	32,739
1,349	Koninklijke DSM NV(b)	77,768
1,094	Legrand S.A.(b)	44,364
249	Linde AG(b)	43,073
1,519	LVMH Moet Hennessy Louis Vuitton S.A.(b)	266,721
293	Pernod-Ricard S.A.(b)	33,199
2,261	Sampo OYJ, A Shares(b)	72,263
5,729	Sanofi(b)(d)	511,700
4,273	SAP AG(d)	333,632
3,277	Schneider Electric S.A.(b)	230,684
1,720	SCOR SE(b)	45,447
1,045	SES S.A.(b)	29,574
3,763	Siemens AG, (Registered)(d)	389,042
10,885	Snam SpA(b)	48,182
4,227	Societe Generale S.A.(b)(c)	153,230
388	Sodexo(b)	31,356
46,529	Telecom Italia SpA(b)	37,164
24,108	Telefonica S.A.(d)	316,692
620	Thales S.A.(b)	22,322
2,386	ThyssenKrupp AG(b)	48,330
10,374	Total S.A.(d)	519,899
393	Umicore S.A.(b)	20,435
7,781	Unilever NV(b)	295,280
4,373	Vinci S.A.(b)	193,274
736	Volkswagen AG(b)	149,911
689	Wereldhave NV(b)	42,342

		8,064,440

	Hong Kong — 3.5%
16,973	AIA Group Ltd.(b)	66,336
120,358	Bank of China Ltd., Class H(b)	50,764
119,564	China Construction Bank Corp., Class H(b)	91,614
7,626	China Mobile Ltd.(b)	86,862
8,952	China Shenhua Energy Co. Ltd., Class H(b)	36,655
3,620	CLP Holdings Ltd.(b)	31,631
26,320	CNOOC Ltd.(b)	55,940
2,420	Hang Seng Bank Ltd.(b)	36,886
3,305	Hong Kong Exchanges & Clearing Ltd.(b)	52,648
17,381	HSBC Holdings PLC(b)	177,560
103,977	Industrial & Commercial Bank of China Ltd., Class H(b)	70,129
8,600	MTR Corp. Ltd.(b)	34,392
33,452	PetroChina Co. Ltd., Class H(b)	44,460
1,662	Tencent Holdings Ltd.(b)	54,089
7,034	Wharf Holdings Ltd.(b)	54,390

		944,356

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of November 30, 2012

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Japan — 21.9%
5,137	Advantest Corp.(b)	$68,989
1,674	Air Water, Inc.(b)	21,112
4,424	Alps Electric Co. Ltd.(b)	28,000
3,241	Asahi Group Holdings Ltd.(b)	72,939
2,431	Astellas Pharma, Inc.(b)	123,067
3,154	Bridgestone Corp.(b)	76,446
3,722	Canon, Inc.(b)(d)	131,678
2,978	Chiyoda Corp.(b)	43,132
2,407	Coca-Cola West Co. Ltd.(b)	37,422
2,934	Credit Saison Co. Ltd.(b)	65,476
4,417	Daiichi Sankyo Co. Ltd.(b)	68,293
2,695	Daikin Industries Ltd.(b)	84,972
3,568	Dainippon Screen Manufacturing Co. Ltd.(b)	19,685
3,000	Denso Corp.(b)	99,170
2,916	Dentsu, Inc.(b)	71,451
2,800	Eisai Co. Ltd.(b)	117,690
2,213	FANUC Corp.(b)(d)	374,692
2,131	Fast Retailing Co. Ltd.(b)(d)	486,037
3,481	FUJIFILM Holdings Corp.(b)	64,107
805	Hamamatsu Photonics KK(b)	28,461
4,197	Hankyu Hanshin Holdings, Inc.(b)	22,165
9,018	Hanwa Co. Ltd.(b)	29,827
3,539	Hitachi Construction Machinery Co. Ltd.(b)	62,261
5,287	Honda Motor Co. Ltd.(b)(d)	176,223
369	Idemitsu Kosan Co. Ltd.(b)	30,325
1,275	Ito En Ltd.(b)	23,562
2,696	Japan Tobacco, Inc.(b)	80,838
2,803	JGC Corp.(b)	92,828
5,152	JTEKT Corp.(b)	41,823
3,648	Kamigumi Co. Ltd.(b)	28,257
10,519	Kaneka Corp.(b)	52,976
2,627	Kao Corp.(b)	72,233
2,199	KDDI Corp.(b)(d)	163,172
2,368	Keikyu Corp.(b)	21,765
4,394	Kokuyo Co. Ltd.(b)	34,382
3,409	Komatsu Ltd.(b)	76,864
2,227	Konami Corp.(b)	53,893
1,077	Kurita Water Industries Ltd.(b)	23,530
2,372	Kyocera Corp.(b)(d)	219,500
247	Lawson, Inc.(b)	16,721
925	MISUMI Group, Inc.(b)	24,418
3,677	Mitsubishi Corp.(b)	69,992
3,928	Mitsubishi Estate Co. Ltd.(b)	76,031
721	Mitsubishi UFJ Lease & Finance Co. Ltd.(b)	31,516
5,317	Mitsui & Co. Ltd.(b)	73,798
3,833	Mitsui Fudosan Co. Ltd.(b)	80,345
2,151	Nagase & Co. Ltd.(b)	23,412
9,366	Nagoya Railroad Co. Ltd.(b)	25,017

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of November 30, 2012

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Japan — continued
2,833	Nikon Corp.(b)	$78,938
10,972	Nomura Holdings, Inc.(b)	45,652
26	NTT Data Corp.(b)	75,606
6,886	OKUMA Corp.(b)	40,158
3,489	Ricoh Co. Ltd.(b)	32,527
2,501	Secom Co. Ltd.(b)	128,355
6,860	Seino Holdings Corp.(b)	41,671
2,726	Seven & I Holdings Co. Ltd.(b)	79,444
2,571	Shin-Etsu Chemical Co. Ltd.(b)(d)	151,844
3,307	Shionogi & Co. Ltd.(b)	56,052
6,522	Softbank Corp.(b)(d)	245,308
5,947	Sumitomo Corp.(b)	74,079
4,414	Sumitomo Metal Mining Co. Ltd.(b)	60,681
3,267	Sumitomo Realty & Development Co. Ltd.(b)	89,348
2,564	Suzuki Motor Corp.(b)	61,059
3,629	Taiyo Nippon Sanso Corp.(b)	20,186
3,814	Taiyo Yuden Co. Ltd.(b)	33,348
2,626	Takeda Pharmaceutical Co. Ltd.(b)	120,211
2,384	TDK Corp.(b)	93,736
2,636	Terumo Corp.(b)	112,011
2,380	Tokyo Electron Ltd.(b)(d)	106,621
7,020	Toyo Ink SC Holdings Co. Ltd.(b)	29,247
642	Toyo Suisan Kaisha Ltd.(b)	17,626
2,909	Toyota Motor Corp.(b)	125,253
4,032	Toyota Tsusho Corp.(b)	93,154
2,749	Trend Micro, Inc.(b)	72,057
3,739	Yamato Holdings Co. Ltd.(b)	56,123

		5,950,788

	Switzerland — 9.5%
468	Aryzta AG(b)(c)	23,673
880	Baloise Holding AG, (Registered)(b)	73,875
393	Bank Sarasin & Cie AG, (Registered), Class B(b)(c)	11,451
1,919	Clariant AG, (Registered)(b)(c)	23,161
248	Dufry AG, (Registered)(b)(c)	33,359
2,234	EFG International AG(b)(c)	19,377
2,414	GAM Holding AG(b)(c)	31,045
501	Gategroup Holding AG(b)(c)	12,343
385	Kuehne & Nagel International AG, (Registered)(b)	46,389
930	Logitech International S.A., (Registered)(b)(c)	6,577
596	Meyer Burger Technology AG(b)(c)	3,883
10,580	Nestle S.A., (Registered)(d)	692,542
1,008	Nobel Biocare Holding AG, (Registered)(b)(c)	7,968
8,602	Novartis AG, (Registered)(b)(d)	533,043
2,571	OC Oerlikon Corp. AG, (Registered)(b)(c)	27,545
2,245	Roche Holding AG(b)	442,254
462	Schindler Holding AG(b)	64,830
3,187	Schmolz & Bickenbach AG, (Registered)(b)(c)	8,364
178	Sonova Holding AG, (Registered)(b)(c)	19,444

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of November 30, 2012

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Switzerland — continued
320	Sulzer AG, (Registered)(b)	$49,618
1,226	Swatch Group AG (The), (Registered)(b)	101,757
398	Swiss Life Holding AG, (Registered)(b)(c)	53,311
676	Temenos Group AG, (Registered)(b)(c)	11,496
1,432	Transocean Ltd.(b)	65,544
14,220	UBS AG, (Registered)(b)(c)	222,992

		2,585,841

	United Kingdom — 23.3%
2,056	African Barrick Gold PLC(b)	13,608
4,505	Anglo American PLC(b)	125,118
4,042	AstraZeneca PLC(b)	191,988
3,187	Babcock International Group PLC(b)	50,904
5,031	Balfour Beatty PLC(b)	20,839
37,546	Barclays PLC(b)	148,920
1,124	Berkeley Group Holdings PLC(b)(c)	29,591
10,118	BG Group PLC(b)	173,590
7,702	BHP Billiton PLC(b)	242,577
57,321	BP PLC(b)(d)	397,939
5,979	British American Tobacco PLC(d)	314,083
29,061	BT Group PLC(b)	108,690
2,865	Bunzl PLC(b)	47,241
9,425	Capital & Counties Properties PLC(b)	36,234
5,335	Catlin Group Ltd.(b)	41,296
2,463	Close Brothers Group PLC(b)	34,058
974	Croda International PLC(b)	37,173
920	Derwent London PLC(b)	30,455
8,328	Diageo PLC(b)	248,401
4,607	Ferrexpo PLC(b)	16,165
14,663	GlaxoSmithKline PLC(d)	314,024
3,847	Great Portland Estates PLC(b)	29,026
3,998	Greene King PLC(b)	39,194
5,085	Halma PLC(b)	35,584
13,970	Hays PLC(b)	17,431
3,691	Hiscox Ltd.(b)	28,435
53,468	HSBC Holdings PLC(b)(d)	546,023
3,729	IG Group Holdings PLC(b)	25,312
4,756	Inchcape PLC(b)	32,607
4,337	Invensys PLC(b)	21,928
1,386	Jardine Lloyd Thompson Group PLC(b)	17,099
3,458	John Wood Group PLC(b)	43,139
8,051	Ladbrokes PLC(b)	25,162
18,155	Marston’s PLC(b)	36,425
7,532	Meggitt PLC(b)	47,032
10,416	Melrose Industries PLC(b)	35,543
13,675	National Grid PLC(b)	154,573
4,462	Pennon Group PLC(b)	44,258
1,987	Petropavlovsk PLC(b)	10,890
11,861	Prudential PLC(b)	172,422

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of November 30, 2012

Gateway International Fund – (continued)

Shares	Description	Value (†)
	United Kingdom — continued
2,421	Reckitt Benckiser Group PLC(b)	$152,280
20,368	Rentokil Initial PLC(b)	29,393
4,555	Restaurant Group PLC(b)	27,981
4,185	Rio Tinto PLC(d)	207,813
661	Rotork PLC(b)	26,283
17,839	Royal Dutch Shell PLC, A Shares(d)	597,276
3,676	SABMiller PLC(b)	166,677
857	Spirax-Sarco Engineering PLC(b)	30,034
6,626	Standard Chartered PLC(b)	154,552
1,469	Telecity Group PLC(b)	20,187
26,053	Tesco PLC(b)	135,912
986	Ultra Electronics Holdings PLC(b)	25,782
4,404	Unilever PLC(b)	168,982
148,934	Vodafone Group PLC(b)	384,195
2,500	WH Smith PLC(b)	26,028
7,636	WPP PLC(b)	104,842
5,433	Xstrata PLC(b)	90,076

		6,333,270

	Total Common Stocks (Identified Cost $25,156,817)	26,436,776

Contracts
Purchased Options — 0.1%
	Index Options — 0.1%
80	On EURO STOXX 50® Index, Put expiring December 21, 2012 at 2250	1,189
39	On EURO STOXX 50® Index, Put expiring December 21, 2012 at 2300	736
65	On EURO STOXX 50® Index, Put expiring January 18, 2013 at 2200	2,670
54	On EURO STOXX 50® Index, Put expiring January 18, 2013 at 2250	2,955
14	On FTSE 100 Index, Put expiring December 21, 2012 at 5300	598
13	On FTSE 100 Index, Put expiring January 18, 2013 at 5400	2,412
19	On FTSE 100 Index, Put expiring February 15, 2013 at 5100	3,567
20	On FTSE 100 Index, Put expiring February 15, 2013 at 5400	8,928
2	On Hang Seng Index, OTC Put expiring December 28, 2012 at 19800(e)	43
4	On Hang Seng Index, OTC Put expiring January 30, 2013 at 19400(e)	430
15	On Nikkei 225 Index, Put expiring January 11, 2013 at 8000	835
10	On Nikkei 225 Index, Put expiring January 11, 2013 at 8250	848
10	On Nikkei 225 Index, Put expiring February 08, 2013 at 8000	1,642
16	On Nikkei 225 Index, Put expiring February 08, 2013 at 8500	6,306
9	On S&P ASX 200® Index, OTC Put expiring December 20, 2012 at 4000(e)	15
9	On S&P ASX 200® Index, OTC Put expiring December 20, 2012 at 4050(e)	43
17	On S&P ASX 200® Index, OTC Put expiring December 20, 2012 at 4200(e)	459
9	On S&P ASX 200® Index, OTC Put expiring January 17, 2013 at 4150(e)	579
10	On S&P ASX 200® Index, OTC Put expiring January 17, 2013 at 4200(e)	716
7	On Swiss Market Index, Put expiring December 21, 2012 at 5900	84
6	On Swiss Market Index, Put expiring December 21, 2012 at 6100	119
22	On Swiss Market Index, Put expiring January 18, 2013 at 6100	980

	Total Purchased Options (Identified Cost $176,950)	36,154

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of November 30, 2012

Gateway International Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.9%
$508,001	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2012 at 0.010% to be repurchased at $508,001 on 12/03/2012 collateralized by $525,000 Federal Home Loan Mortgage Corp., 0.750% due 1/12/2018 valued at $522,375 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $508,001)	$508,001

	Total Investments — 99.3% (Identified Cost $25,841,768)(a)	26,980,931
	Other assets less liabilities — 0.7%	179,133

	Net Assets — 100.0%	$27,160,064

Contracts
Written Options — (3.6%)
	Index Options — (3.6%)
54	On EURO STOXX 50® Index, OTC Call expiring December 21, 2012 at 2450(e)	(96,791)
57	On EURO STOXX 50® Index, OTC Call expiring December 21, 2012 at 2500(e)	(68,733)
81	On EURO STOXX 50® Index, OTC Call expiring December 21, 2012 at 2550(e)	(56,580)
46	On EURO STOXX 50® Index, OTC Call expiring January 18, 2013 at 2500(e)	(64,587)
12	On FTSE 100 Index, OTC Call expiring December 21, 2012 at 5750(e)	(28,671)
12	On FTSE 100 Index, OTC Call expiring December 21, 2012 at 5850(e)	(14,426)
15	On FTSE 100 Index, OTC Call expiring December 21, 2012 at 5900(e)	(11,053)
12	On FTSE 100 Index, OTC Call expiring January 18, 2013 at 5650(e)	(49,186)
15	On FTSE 100 Index, OTC Call expiring January 18, 2013 at 5700(e)	(51,961)
3	On Hang Seng Index, OTC Call expiring December 28, 2012 at 21400(e)	(13,865)
3	On Hang Seng Index, OTC Call expiring January 30, 2013 at 21600(e)	(15,063)
13	On Nikkei 225 Index, OTC Call expiring December 14, 2012 at 8750(e)	(117,148)
7	On Nikkei 225 Index, OTC Call expiring December 14, 2012 at 9000(e)	(42,088)
13	On Nikkei 225 Index, OTC Call expiring January 11, 2013 at 8750(e)	(117,915)
8	On Nikkei 225 Index, OTC Call expiring January 11, 2013 at 9000(e)	(51,483)
10	On Nikkei 225 Index, OTC Call expiring January 11, 2013 at 9250(e)	(40,858)
10	On S&P ASX 200® Index, OTC Call expiring December 20, 2012 at 4425(e)	(11,480)
9	On S&P ASX 200® Index, OTC Call expiring December 20, 2012 at 4450(e)	(8,256)
12	On S&P ASX 200® Index, OTC Call expiring December 20, 2012 at 4475(e)	(9,222)
9	On S&P ASX 200® Index, OTC Call expiring December 20, 2012 at 4500(e)	(5,258)
14	On S&P ASX 200® Index, OTC Call expiring January 17, 2013 at 4500(e)	(11,613)
15	On Swiss Market Index, OTC Call expiring December 21, 2012 at 6550(e)	(45,458)
12	On Swiss Market Index, OTC Call expiring December 21, 2012 at 6600(e)	(30,389)
8	On Swiss Market Index, OTC Call expiring December 21, 2012 at 6700(e)	(12,513)

	Total Written Options (Premiums Received $659,257)	$(974,597)

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of November 30, 2012

Gateway International Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
*	Common stocks are grouped by geographical regions that correspond to the markets underlying each of the indices on which the Fund writes call options and buys put options.
(a)	Federal Tax Information:
At November 30, 2012, the net unrealized appreciation on investments based on a cost of $25,884,797 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,955,452
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(859,318)

	Net unrealized appreciation	$1,096,134

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open outstanding call options.
(c)	Non-income producing security.
(d)	All or a portion of this security has been pledged as collateral for outstanding call options.
(e)	Counterparty is UBS AG.
OTC	Over-the-Counter

Industry Summary at November 30, 2012 (Unaudited)

Commercial Banks	12.6%
Pharmaceuticals	10.2
Oil, Gas & Consumable Fuels	8.9
Food Products	5.2
Metals & Mining	5.2
Insurance	3.9
Chemicals	3.4
Machinery	3.3
Wireless Telecommunication Services	3.2
Beverages	3.2
Automobiles	2.8
Diversified Telecommunication Services	2.8
Capital Markets	2.2
Specialty Retail	2.1
Other Investments, less than 2% each	28.4
Short-Term Investments	1.9

Total Investments	99.3
Other assets less liabilities (including open written options)	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of November 30, 2012

Gateway International Fund – (continued)

Country of Risk Summary at November 30, 2012 (Unaudited)

Japan	21.9%
United Kingdom	21.5
France	10.7
Germany	10.0
Australia	9.4
Switzerland	9.3
Netherlands	3.7
Spain	3.6
Italy	2.1
Other Investments, less than 2% each	5.2
Short-Term Investments	1.9

Total Investments	99.3
Other assets less liabilities (including open written options)	0.7

Net Assets	100.0%

Currency Exposure Summary at November 30, 2012 (Unaudited)

Euro	29.7%
British Pound	23.4
Japanese Yen	21.9
Swiss Franc	9.5
Australian Dollar	9.4
Hong Kong Dollar	3.5
United States Dollar	1.9

Total Investments	99.3
Other assets less liabilities (including open written options)	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Capital Income Fund

Shares	Description	Value (†)
Common Stocks — 78.9% of Net Assets
	Aerospace & Defense — 3.1%
4,406	Honeywell International, Inc.	$270,220
5,070	Northrop Grumman Corp.	338,169

		608,389

	Beverages — 3.2%
10,114	Coca-Cola Enterprises, Inc.	315,355
4,378	PepsiCo, Inc.	307,379

		622,734

	Capital Markets — 2.2%
10,314	Bank of New York Mellon Corp. (The)	246,917
9,828	Federated Investors, Inc., Class B	195,086

		442,003

	Chemicals — 1.5%
6,784	E.I. du Pont de Nemours & Co.	292,662

	Commercial Banks — 1.4%
5,040	PNC Financial Services Group, Inc.	282,946

	Commercial Services & Supplies — 1.1%
6,381	Waste Management, Inc.	207,829

	Communications Equipment — 1.6%
5,679	Motorola Solutions, Inc.(b)	309,222

	Computers & Peripherals — 1.2%
402	Apple, Inc.	235,283

	Construction Materials — 1.5%
3,312	Martin Marietta Materials, Inc.	298,080

	Diversified Consumer Services — 1.9%
20,942	H&R Block, Inc.	377,584

	Diversified Financial Services — 2.1%
10,118	JPMorgan Chase & Co.	415,647

	Diversified Telecommunication Services — 2.7%
7,145	AT&T, Inc.	243,859
7,260	CenturyLink, Inc.	281,978

		525,837

	Electric Utilities — 3.2%
7,803	FirstEnergy Corp.	331,315
10,060	PPL Corp.	295,261

		626,576

	Electrical Equipment — 1.9%
7,117	Eaton Corp.	371,223

	Energy Equipment & Services — 2.3%
4,387	Diamond Offshore Drilling, Inc.	302,703
3,235	Transocean Ltd.	149,457

		452,160

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Capital Income Fund – (continued)

Shares	Description	Value (†)
	Food & Staples Retailing — 1.4%
7,874	Walgreen Co.	$267,007

	Gas Utilities — 1.8%
6,684	National Fuel Gas Co.	348,103

	Health Care Equipment & Supplies — 1.6%
4,860	Baxter International, Inc.(c)	322,072

	Household Durables — 0.9%
6,151	Leggett & Platt, Inc.	171,305

	Industrial Conglomerates — 1.7%
15,868	General Electric Co.(c)	335,291

	Insurance — 4.1%
9,233	MetLife, Inc.	306,443
3,731	Travelers Cos., Inc. (The)	264,230
11,318	Unum Group	230,774

		801,447

	Internet Software & Services — 0.8%
4,306	AOL, Inc.(d)	161,561

	Machinery — 1.1%
3,077	Stanley Black & Decker, Inc.	221,267

	Media — 3.0%
7,212	Comcast Corp., Class A	268,142
6,098	Viacom, Inc., Class B	314,718

		582,860

	Multiline Retail — 1.1%
4,723	Kohl’s Corp.	210,882

	Oil, Gas & Consumable Fuels — 7.3%
3,207	Chevron Corp.	338,948
3,803	ExxonMobil Corp.	335,196
8,517	Kinder Morgan, Inc.	287,960
8,645	Regency Energy Partners L.P.	193,389
5,774	Total S.A., Sponsored ADR	289,624

		1,445,117

	Pharmaceuticals — 8.3%
11,000	Bristol-Myers Squibb Co.	358,930
5,282	GlaxoSmithKline PLC, Sponsored ADR	227,179
8,360	Merck & Co., Inc.	370,348
14,663	Pfizer, Inc.	366,868
7,159	Sanofi, ADR	319,435

		1,642,760

	REITs - Diversified — 1.7%
12,393	Weyerhaeuser Co.	341,551

	REITs - Warehouse/Industrials — 1.3%
7,739	ProLogis, Inc.	262,662

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Capital Income Fund – (continued)

Shares	Description	Value (†)
	Road & Rail — 1.8%
5,932	Norfolk Southern Corp.	$358,174

	Semiconductors & Semiconductor Equipment — 1.5%
10,090	Texas Instruments, Inc.	297,352

	Software — 1.4%
10,305	Microsoft Corp.	274,319

	Specialty Retail — 3.1%
11,236	American Eagle Outfitters, Inc.	238,203
10,206	Lowe’s Cos., Inc.	368,335

		606,538

	Thrifts & Mortgage Finance — 1.2%
20,022	People’s United Financial, Inc.	244,068

	Tobacco — 1.5%
2,476	Lorillard, Inc.	299,992

	Wireless Telecommunication Services — 1.4%
10,969	Vodafone Group PLC, Sponsored ADR	283,000

	Total Common Stocks (Identified Cost $14,882,740)	15,545,503

Principal Amount (‡)
Bonds and Notes — 18.5%
Non-Convertible Bonds — 17.3%
	Banking — 3.5%
$300,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 6/29/2049, 144A	298,125
100,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	114,836
280,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	277,648

		690,609

	Brokerage — 0.7%
125,000	Jefferies Group, Inc., 6.875%, 4/15/2021	138,438

	Electric — 2.1%
400,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	412,000

	Government Sponsored — 1.2%
240,000	Eksportfinans ASA, 2.000%, 9/15/2015	230,040

	Healthcare — 1.4%
125,000	HCA, Inc., 7.500%, 12/15/2023	126,875
150,000	HCA, Inc., 7.500%, 11/06/2033	150,000

		276,875

	Home Construction — 1.6%
300,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	309,000

	Media Non-Cable — 1.1%
80,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	77,000
150,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	150,750

		227,750

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Capital Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Non-Convertible Bonds — (continued)
	Non-Captive Consumer — 1.4%
$300,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	$279,750

	Retailers — 0.8%
125,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	94,687
70,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	59,588

		154,275

	Supermarket — 1.1%
400,000	New Albertson’s, Inc., 8.000%, 5/01/2031	222,000

	Wirelines — 2.4%
100,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	107,000
400,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	369,000

		476,000

	Total Non-Convertible Bonds (Identified Cost $3,249,089)	3,416,737

Convertible Bonds — 1.2%
	Brokerage — 0.3%
60,000	Jefferies Group, Inc., 3.875%, 11/01/2029	59,625

	Independent Energy — 0.9%
185,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	175,865

	Total Convertible Bonds (Identified Cost $224,995)	235,490

	Total Bonds and Notes (Identified Cost $3,474,084)	3,652,227

Short-Term Investments — 2.3%
445,879	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2012 at 0.010% to be repurchased at $445,879 on 12/03/2012 collateralized by $390,000 Federal Home Loan Bank, 5.375% due 5/18/2016 valued at $456,300 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $445,879)	445,879

	Total Investments — 99.7% (Identified Cost $18,802,703)(a)	19,643,609
	Other assets less liabilities — 0.3%	53,619

	Net Assets — 100.0%	$19,697,228

Shares
Written Options — (0.0%)
	Options on Securities — (0.0%)
1,200	Baxter International, Inc., Call expiring December 22, 2012 at 67.50	$(570)
1,200	E.I. du Pont de Nemours & Co., Put expiring December 22, 2012 at 41	(246)

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Capital Income Fund – (continued)

Shares	Description	Value (†)
	Options on Securities — continued
1,000	Lowe’s Cos., Inc., Call expiring December 22, 2012 at 36	$(915)
1,000	Norfolk Southern Corp., Put expiring December 22, 2012 at 57.50	(300)
1,200	PNC Financial Services Group, Inc., Put expiring January 19, 2013 at 50	(432)

	Total Written Options (Premiums Received $2,509)	$(2,463)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2012, the net unrealized appreciation on investments based on a cost of $18,817,497 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,264,839
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(438,727)

	Net unrealized appreciation	$826,112

(b)	All or a portion of this security has been pledged as collateral for outstanding options.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open outstanding options.
(d)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the value of Rule 144A holdings amounted to $710,125 or 3.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
AUD	Australian Dollar

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Capital Income Fund – (continued)

Industry Summary at November 30, 2012 (Unaudited)

Pharmaceuticals	8.3%
Oil, Gas & Consumable Fuels	7.3
Insurance	4.1
Banking	3.5
Electric Utilities	3.2
Beverages	3.2
Aerospace & Defense	3.1
Specialty Retail	3.1
Media	3.0
Diversified Telecommunication Services	2.7
Wirelines	2.4
Energy Equipment & Services	2.3
Capital Markets	2.2
Diversified Financial Services	2.1
Electric	2.1
Other Investments, less than 2% each	44.8
Short-Term Investments	2.3

Total Investments	99.7
Other assets less liabilities (including open written options)	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans — 83.1% of Net Assets
	Aerospace & Defense — 1.5%
$450,000	Camp International Holding Company, New 2nd Lien Term Loan, 10.000%, 11/29/2019(b)	$456,975
727,000	Engility Corporation, Term Loan, 5.750%, 7/13/2017(b)	717,004
207,141	PRV Aerospace LLC, Term Loan B, 5/09/2018(c)	206,623
199,500	PRV Aerospace LLC, Term Loan B, 6.500%, 5/09/2018(b)	199,001
324,000	Six3 Systems, Inc., Term Loan B, 7.000%, 10/04/2019(b)	324,000
74,300	Transdigm, Inc., Add-On Term Loan B2, 4.000%, 2/14/2017(b)	74,610
236,625	Wyle Services Corporation, Term Loan B, 5.000%, 3/27/2017(b)	237,217

		2,215,430

	Airlines — 0.8%
1,260,000	Delta Air Lines, Inc., Term Loan B1, 5.250%, 10/10/2018(b)	1,264,725

	Automotive — 2.7%
145,825	August LuxUK Holding Company S.A.R.L., Luxco Term Loan, 6.250%, 4/27/2018(b)	147,283
112,175	August U.S. Holding Company, Inc., Term Loan B, 6.250%, 4/27/2018(b)	113,297
850,862	Diversified Machine, Inc., Term Loan B, 9.279%, 12/01/2016(d)	838,806
365,540	Grede LLC, Term Loan B, 7.000%, 4/03/2017(b)	365,083
919,000	Navistar International Corporation, Term Loan B, 7.000%, 8/17/2017(b)	920,737
576,227	TI Group Automotive Systems LLC, New Term Loan, 6.750%, 3/14/2018(b)	579,108
400,000	Transtar Holding Company, New 2nd Lien Term Loan, 10/09/2019(c)	400,000
700,000	Transtar Holding Company, New 2nd Lien Term Loan, 9.750%, 10/09/2019(b)	700,000

		4,064,314

	Banking — 1.1%
1,213,681	Harland Clarke Holdings Corp., Extended Term Loan B2, 5.459%, 6/30/2017(b)	1,118,103
550,000	US FT Holdco, Inc., Term Loan B, 7.500%, 11/30/2017(b)	552,063

		1,670,166

	Building Materials — 2.4%
635,000	CPG International, Inc., Term Loan, 5.750%, 9/18/2019(b)	638,175
1,200,000	QS0001 Corp., Second Lien Term Loan, 9.250%, 9/29/2016(b)	1,215,000
1,007,000	Roofing Supply Group LLC, Term Loan, 7.038%, 5/24/2019(d)	1,007,836
224,226	Wilsonart International Holdings LLC, Term Loan B, 10/31/2019(c)	225,347
482,000	Wilsonart International Holdings LLC, Term Loan B, 5.500%, 10/31/2019(b)	484,410

		3,570,768

	Chemicals — 4.8%
933,934	Ascend Performance Materials LLC, Term Loan B, 6.750%, 4/10/2018(b)	915,255
510,277	AZ Chem US, Inc., Recap Term Loan, 7.250%, 12/22/2017(b)	517,931
339,150	Emerald Performance Materials LLC, Term Loan B, 6.750%, 5/18/2018(b)	339,150
792,155	Ineos US Finance LLC, 6 year Term Loan, 6.500%, 5/04/2018(b)	801,185
756,832	Kleopatra Acquisition Corp., Term Loan B1, 5.750%, 12/21/2016(b)	758,724
444,375	Kronos Worldwide, Inc., Term Loan B, 5.750%, 6/13/2018(b)	446,783
209,000	Nexeo Solutions LLC, Incremental Term Loan, 5.000%, 9/08/2017(b)	204,885
524,684	Nexeo Solutions LLC, Term Loan B, 9/08/2017(c)	514,353
379,360	Nexeo Solutions LLC, Term Loan B, 5.000%, 9/08/2017(b)	371,891
405,791	PetroLogistics LP, Term Loan B, 7.000%, 3/23/2017(b)	411,817
438,795	Taminco Global Chemical Corporation, Term Loan B1, 5.250%, 2/15/2019(b)	441,695

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Chemicals — continued
$1,540,000	Univar, Inc., Term Loan B, 5.000%, 6/30/2017(b)	$1,530,052

		7,253,721

	Consumer Cyclical Services — 5.1%
450,000	AlixPartners LLP, 2nd Lien Term Loan, 10.750%, 12/27/2019(b)	454,126
515,000	Allied Security Holdings LLC, 1st Lien Term Loan, 2/03/2017(c)	515,257
297,413	Catalina Marketing Corporation, 2017 Term Loan B, 5.709%, 9/29/2017(b)	297,413
212,000	Garda World Security Corp., Term Loan B, 4.500%, 11/13/2019(b)	214,120
517,730	Go Daddy Operating Company LLC, New Term Loan, 5.500%, 12/17/2018(b)	516,436
916,465	Inmar, Inc., New Term Loan B, 6.500%, 8/04/2017(b)	917,592
728,000	SNL Financial LC, New Term Loan B, 5.500%, 10/23/2018(b)	726,180
919,674	SourceHov LLC, 1st Lien Term Loan, 6.625%, 4/28/2017(b)	906,642
525,000	Southern Graphics, Inc., Term Loan, 5.000%, 10/17/2019(b)	524,344
863,300	SRA International, Inc., Term Loan B, 6.500%, 7/20/2018(b)	820,135
694,000	Sterling Infosystems, Inc., Term Loan A, 2/01/2018(c)	692,265
159,200	Sterling Infosystems, Inc., Term Loan A, 7.252%, 2/01/2018(d)	158,802
492,756	U.S. Security Holdings, Inc., New Term Loan, 6.000%, 7/28/2017(b)	493,988
336,158	West Corporation, Term Loan B6, 5.750%, 6/29/2018(b)	341,200

		7,578,500

	Consumer Products — 2.5%
800,000	Advantage Sales & Marketing, Inc., 2nd Lien Term Loan, 9.250%, 6/18/2018(b)	799,504
187,018	FGI Operating Company LLC, Term Loan, 5.502%, 4/19/2019(d)	188,421
554,901	HMK Intermediate Holdings LLC, Term Loan, 7.250%, 3/29/2019(b)	556,288
912,000	Serta Simmons Holdings LLC, Term Loan, 5.000%, 10/01/2019(b)	910,860
400,000	SRAM LLC, 2nd Lien Term Loan, 8.500%, 12/07/2018(b)	404,000
634,000	Tempur-Pedic International, Inc., New Term Loan B, 11/20/2019(c)	636,060
300,000	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	270,450

		3,765,583

	Diversified Manufacturing — 0.6%
397,978	Douglas Dynamics Holdings, Inc., New Term Loan, 5.750%, 4/18/2018(b)	393,501
485,238	Edwards (Cayman Islands II) Limited, Extended 1st Lien Term Loan, 5.500%, 5/31/2016(b)	485,034

		878,535

	Electric — 1.1%
1,035,000	Calpine Corporation, Term Loan B3, 4.500%, 4/02/2018(b)	1,041,252
300,000	Mirion Technologies, Inc., 1st Lien Term Loan, 3/30/2018(c)	300,000
234,113	Mirion Technologies, Inc., 1st Lien Term Loan, 6.250%, 3/30/2018(b)	234,113

		1,575,365

	Entertainment — 1.0%
438,372	ClubCorp Club Operations, Inc., Term Loan B, 5.000%, 11/30/2016(b)	443,852
543,000	Party City Holdings, Inc., New Term Loan B, 5.750%, 7/26/2019(b)	547,751
219,450	SMG (Stadium Management Group), New Term Loan B, 5.500%, 6/07/2018(b)	219,999
234,000	WMG Acquisition Corp., Term Loan, 5.250%, 10/25/2018(b)	235,682

		1,447,284

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Environmental — 0.5%
$768,000	ADS Waste Holdings, Inc., Term Loan B, 5.250%, 10/09/2019(b)	$776,064

	Financial Other — 3.6%
800,000	Connolly Holdings, Inc., 2nd Lien Term Loan, 10.500%, 7/15/2019(b)	816,000
253,500	Hamilton Lane Advisors LLC, Term Loan, 6.500%, 2/28/2018(b)	252,232
695,000	Harbourvest Partners LLC, Term Loan B, 4.750%, 11/21/2017(b)	695,869
834,007	Ipreo Holdings LLC, Term Loan B2, 6.500%, 8/05/2017(b)	836,092
35,735	Ipreo Holdings LLC, Term Loan B3, 6.500%, 8/05/2017(b)	35,825
1,102,000	Nuveen Investments, Inc., New 2nd Lien Term Loan, 8.250%, 2/28/2019(b)	1,118,530
637,665	Triple Point Technology, Inc., New 1st Lien Term Loan, 6.250%, 10/27/2017(b)	636,070
1,000,000	Wall Street Systems, Inc., New 2nd Lien Term Loan, 9.250%, 10/26/2020(b)	1,000,000

		5,390,618

	Food & Beverage — 2.2%
500,000	Arctic Glacier USA, Inc., Term Loan B, 7/19/2018(c)	503,750
367,650	Arctic Glacier USA, Inc., Term Loan B, 8.500%, 7/19/2018(b)	370,407
550,000	CPM Acquisition Corp., 2nd Lien Term Loan, 10.250%, 2/28/2018(b)	554,125
450,000	Del Monte Foods Company, Term Loan, 4.500%, 3/08/2018(b)	450,162
456,705	DS Waters Enterprises LP, 1st Lien Term Loan, 10.500%, 8/29/2017(b)	469,265
666,000	Milk Specialties Company, New Term Loan B, 7.000%, 11/07/2018(b)	657,675
275,000	OSI Restaurant Partners LLC, New Term Loan B, 4.750%, 10/25/2019(b)	277,406

		3,282,790

	Gaming — 0.5%
450,000	Peninsula Gaming LLC, Term Loan, 5.750%, 8/03/2017(b)	455,908
267,655	Tropicana Entertainment, Inc., Term Loan B, 7.500%, 3/16/2018(b)	269,885

		725,793

	Healthcare — 8.9%
1,000,000	AssuraMed Holding, Inc., 2nd Lien Term Loan, 9.250%, 4/24/2020(b)	1,005,000
297,603	ATI Physical Therapy, Term Loan, 7.500%, 3/11/2016(b)	297,603
455,556	Aurora Diagnostics LLC, Term Loan B, 6.250%, 5/26/2016(b)	454,417
1,000,000	CHG Buyer Corporation, 2nd Lien Term Loan, 9.000%, 11/19/2020(b)	997,190
668,660	Convatec, Inc., Term Loan, 5.000%, 12/22/2016(b)	672,338
463,670	DJO Finance LLC, Term Loan B3, 6.250%, 9/15/2017(b)	465,325
496,000	Equinox Fitness Clubs, 1st Lien Term Loan, 11/16/2019(c)	494,760
228,000	Kindred Healthcare, Inc., Add on Term Loan B, 6.000%, 6/01/2018(b)	223,440
600,000	Kindred Healthcare, Inc., Term Loan, 5.250%, 6/01/2018(b)	588,498
656,000	Kinetic Concepts, Inc., Term Loan C1, 5.500%, 5/04/2018(b)	660,454
297,750	National Healing Corporation, 1st Lien Term Loan, 8.250%, 11/30/2017(b)	298,494
179,550	Physiotherapy Associates Holdings, Inc., 1st Lien Term Loan, 6.010%, 4/30/2018(d)	179,401
350,000	PLATO, Inc., 2nd Lien Term Loan, 11.250%, 5/09/2019(b)	339,500
400,000	Press Ganey Associates, Inc., 2nd Lien Term Loan, 8.250%, 10/18/2018(b)	398,000
804,000	Renaissance Learning, Inc., New Term Loan B, 5.750%, 11/13/2018(b)	804,000
400,000	Rural/Metro Corporation, Term Loan, 6/29/2018(c)	393,332
500,000	Rural/Metro Corporation, Term Loan, 5.750%, 6/29/2018(b)	491,665
450,000	Sheridan Holdings, Inc., New 2nd Lien Term Loan, 9.000%, 7/01/2019(b)	454,500
296,250	Surgical Care Affiliates, Inc., Incremental Term Loan B, 5.500%, 6/29/2018(b)	295,015

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — continued
$920,000	TriZetto Group, Inc., (The), 2nd Lien Term Loan D, 8.500%, 3/27/2019(b)	$911,665
436,894	TriZetto Group, Inc., (The), Term Loan B, 4.750%, 5/02/2018(b)	430,777
915,000	Truven Health Analytics, Inc., New Term Loan B, 5.750%, 6/06/2019(b)	914,771
293,525	United Surgical Partners International, Inc., Incremental Term Loan, 6.000%, 4/03/2019(b)	294,259
1,195,000	Valitas Health Services, Inc., Term Loan B, 5.750%, 6/02/2017(b)	1,192,013

		13,256,417

	Industrial Other — 6.0%
1,000,000	Brand Energy & Infrastructure Services, Inc., New 2nd Lien Term Loan, 9.750%, 10/23/2019(b)	983,500
805,000	Dexter Axle Company, Term Loan B, 7.000%, 11/01/2018(b)	809,025
782,000	GCA Services Group, Inc., Term Loan B, 5.250%, 11/01/2019(b)	778,739
520,695	Generac Power Systems, Inc., New Term Loan B, 6.250%, 2/08/2019(b)	531,109
298,500	Hupah Finance, Inc., Term Loan B, 6.274%, 1/21/2019(d)	301,112
710,000	Intelligrated, Inc., 1st Lien Term Loan, 6.750%, 7/30/2018(b)	716,212
241,337	Jimmy Sanders, Inc., Term Loan, 11/14/2018(c)	234,852
767,000	Jimmy Sanders, Inc., Term Loan, 6.750%, 11/14/2018(b)	746,391
671,000	MRC Global, Inc., Term Loan B, 6.250%, 10/24/2019(b)	671,000
804,000	New Breed, Inc., Term Loan B, 6.000%, 10/01/2019(b)	795,960
274,592	ON Assignment, Inc., Term Loan B, 5.000%, 5/15/2019(b)	275,965
355,000	Rexnord Corporation, REFI Term Loan B, 4.500%, 4/02/2018(b)	357,812
91,500	Schaeffler AG, USD Term Loan C2, 6.000%, 1/27/2017(b)	92,615
281,185	Tank Holding Corp., New Term Loan B, 5.500%, 7/09/2019(b)	281,537
424,365	TriNet Group, Inc., Term Loan B, 6.500%, 10/24/2018(b)	424,365
547,122	Unifrax Corporation, New Term Loan, 6.500%, 11/28/2018(b)	551,679
426,000	WireCo WorldGroup, Inc., New Term Loan, 6.000%, 2/15/2017(b)	430,793

		8,982,666

	Media Cable — 0.2%
271,250	Crown Media Holdings, Inc., Term Loan B, 5.750%, 7/14/2018(b)	271,589

	Media Non-Cable — 3.0%
396,679	Cumulus Media Holdings, Inc., First Lien Term Loan, 5.750%, 9/17/2018(b)	398,167
1,013,530	Dex Media West LLC, New Term Loan, 7.000%, 10/24/2014(b)	681,599
197,667	Entercom Radio LLC, Term Loan B, 5.012%, 11/23/2018(d)	198,222
719,000	Getty Images, Inc., Term Loan B, 4.750%, 10/18/2019(b)	721,495
300,000	Hubbard Radio LLC, 2nd Lien Term Loan, 8.750%, 4/30/2018(b)	303,750
613,459	Rovi Solutions Corporation, Term Loan B2, 4.000%, 3/29/2019(b)	602,723
900,000	SuperMedia, Inc., Exit Term Loan, 12/31/2015(c)	586,125
195,542	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	127,347
899,795	Univision Communications, Inc., Extended Term Loan, 4.459%, 3/31/2017(b)	878,281

		4,497,709

	Metals & Mining — 4.5%
448,861	American Rock Salt Holdings LLC, Term Loan, 5.500%, 4/25/2017(b)	443,156
1,103,465	Arch Coal, Inc., Term Loan B, 5.750%, 5/16/2018(b)	1,113,120
410,952	Fairmount Minerals Ltd., New Term Loan B, 5.250%, 3/15/2017(b)	409,497
1,210,180	FMG America Finance, Inc., Term Loan, 5.250%, 10/18/2017(b)	1,213,205

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Metals & Mining — continued
$438,750	Patriot Coal Corporation, DIP First-Out Term Loan, 9.250%, 10/04/2013(b)	$440,123
681,000	Phoenix Services LLC, Term Loan, 6/30/2017(c)	673,339
641,010	Preferred Proppants LLC, Term Loan B, 7.500%, 12/15/2016(b)	589,730
300,490	Tube City IMS Corporation, Term Loan, 5.750%, 3/20/2019(b)	303,119
566,000	United Distribution Group, Inc., Term Loan, 7.500%, 10/09/2018(b)	543,360
1,000,000	Walter Energy, Inc., Term Loan B, 4/02/2018(c)	1,002,500

		6,731,149

	Non-Captive Diversified — 1.1%
167,403	AWAS Finance Luxembourg 2012 S.A., New Term Loan, 4.750%, 7/16/2018(b)	169,496
1,475,362	Istar Financial, Inc., Term Loan, 5.750%, 9/28/2017(b)	1,475,731

		1,645,227

	Oil Field Services — 1.0%
450,000	Pinnacle Holdco S.A.R.L., 2nd Lien Term Loan, 10.500%, 7/24/2020(b)	453,096
700,000	Pinnacle Holdco S.A.R.L., Term Loan, 7/24/2019(c)	698,600
141,151	Utex Industries, Inc., Add on Term Loan B, 7.010%, 12/15/2016(d)	141,681
186,056	Utex Industries, Inc., Term Loan B, 7.010%, 12/15/2016(d)	186,753

		1,480,130

	Packaging — 1.7%
712,000	BWAY Corporation, Term Loan B, 4.500%, 8/07/2017(b)	717,340
331,539	Husky Injection Molding Systems Ltd, New Term Loan B, 5.750%, 6/29/2018(b)	335,683
265,000	Pro Mach, Inc., New Term Loan B, 5.000%, 7/06/2017(b)	266,325
1,000,000	Reynolds Group Holdings, Inc., New Dollar Term Loan, 4.750%, 9/28/2018(b)	1,007,390
224,438	TricorBraun, Inc., New Term Loan B, 5.500%, 5/03/2018(b)	224,718

		2,551,456

	Paper — 0.4%
250,000	Hoffmaster Group, Inc., 2nd Lien Term Loan, 11.000%, 1/03/2019(b)	249,375
400,000	NewPage Corporation, DIP Term Loan, 8.750%, 3/07/2013(b)	399,752

		649,127

	Pharmaceuticals — 2.2%
287,000	IMS Health, Inc., New Term Loan B, 4.500%, 8/25/2017(b)	289,092
771,247	Inc Research, Inc., Term Loan B, 7.000%, 7/12/2018(b)	774,625
224,430	inVentiv Health, Inc., Combined Term Loan, 6.500%, 8/04/2016(b)	211,526
200,000	inVentiv Health, Inc., Incremental Term Loan B3, 5/15/2018(c)	195,000
495,745	inVentiv Health, Inc., Incremental Term Loan B3, 6.750%, 5/15/2018(b)	483,351
895,000	Par Pharmaceutical Companies, Inc., Term Loan B, 5.000%, 9/30/2019(b)	892,020
397,388	Pharmaceutical Product Development, Inc., Term Loan B, 6.250%, 12/05/2018(b)	403,102

		3,248,716

	Pipelines — 0.4%
645,000	NGPL PipeCo LLC, Term Loan B, 6.750%, 9/15/2017(b)	657,365

	Property & Casualty Insurance — 1.3%
385,000	AmWINS Group, Inc., New 2nd Lien Term Loan, 9.250%, 12/06/2019(b)	388,207
600,000	Applied Systems, Inc., 2nd Lien Term Loan, 9.500%, 6/08/2017(b)	603,000
900,000	Cunningham Lindsey Group, Inc., 2nd Lien Term Loan, 6/10/2020(c)	910,125

		1,901,332

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Restaurants — 1.2%
$170,000	Brasa Holdings, Inc., 1st Lien Term Loan, 7.500%, 7/19/2019(b)	$170,850
300,000	Brasa Holdings, Inc., 2nd Lien Term Loan, 11.000%, 1/20/2020(b)	301,500
356,000	Centerplate, Inc., Term Loan B, 5.753%, 10/15/2018(d)	356,890
412,925	Landry’s, Inc., Term Loan B, 6.500%, 4/24/2018(b)	416,022
311,212	P.F. Chang’s China Bistro, Inc., Term Loan B, 6.250%, 7/02/2019(b)	313,919
288,161	Sagittarius Restaurants LLC, Term Loan B, 7.505%, 5/18/2015(d)	287,081

		1,846,262

	Retailers — 3.5%
500,000	BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 9.750%, 3/26/2020(b)	513,000
830,055	David’s Bridal, Inc., New Term Loan B, 5.000%, 10/11/2019(b)	825,904
1,179,000	Evergreen Acqco 1 LP, New Term Loan, 5.000%, 7/09/2019(b)	1,179,884
677,963	Gymboree Corporation, (The), Initial Term Loan, 5.000%, 2/23/2018(b)	653,895
598,500	Harbor Freight Tools USA, Inc., Term Loan B, 5.500%, 11/14/2017(b)	601,989
498,734	J Crew Group, Inc., New Term Loan B, 4.500%, 3/07/2018(b)	499,547
447,750	RGIS Services LLC, Term Loan C, 5.500%, 10/18/2017(b)	448,579
582,000	Sportsman’s Warehouse Holdings, Inc., Term Loan B, 8.500%, 11/13/2018(b)	576,180

		5,298,978

	Supermarkets — 1.0%
685,000	Acosta, Inc., Term Loan D, 5.000%, 3/02/2018(b)	690,569
296,241	Sprouts Farmers Markets Holdings LLC, Term Loan, 6.000%, 4/18/2018(b)	299,203
441,893	Supervalu, Inc., New Term Loan B, 8.000%, 8/30/2018(b)	445,635

		1,435,407

	Technology — 9.3%
212,431	Aspect Software, Inc., New Term Loan B, 7.000%, 5/06/2016(b)	208,448
200,000	Blackboard, Inc., 2nd Lien Term Loan, 11.500%, 4/04/2019(b)	189,700
485,000	Blackboard, Inc., Term Loan B, 10/04/2018(c)	487,425
173,136	Blackboard, Inc., Term Loan B, 7.500%, 10/04/2018(b)	174,002
801,903	Blackboard, Inc., Term Loan B2, 6.250%, 10/04/2018(b)	800,099
279,000	CDC Consona Corporation, Term Loan B, 7.250%, 8/06/2018(b)	279,000
875,000	CompuCom Systems, Inc., 2nd Lien Term Loan, 10.250%, 10/04/2019(b)	860,781
500,000	Deltek, Inc., 2nd Lien Tem Loan, 10.000%, 10/10/2019(b)	506,875
1,479,773	Eastman Kodak Company, DIP Term Loan B, 8.500%, 7/19/2013(b)	1,477,923
1,000,000	EIG Investors Corp., New 2nd Lien Term Loan, 10.250%, 11/08/2019(b)	995,000
600,000	First Data Corporation, 2017 Term Loan B, 5.208%, 3/24/2017(b)	585,000
600,000	First Data Corporation, Extended 2017 US Term Loan, 5.208%, 3/24/2017(b)	588,450
850,000	Freescale Semiconductor, Inc., Extended Term Loan B, 4.462%, 12/01/2016(b)	823,862
291,391	Genesys Telecom Holdings, U.S., Inc., Term Loan B, 6.750%, 1/31/2019(b)	293,940
810,700	Infor (US), Inc., Term Loan B2, 5.250%, 4/05/2018(b)	818,199
431,830	Nxp B.V., Incremental Term Loan B, 5.250%, 3/19/2019(b)	434,529
208,425	Openlink International Intermediate, Inc., Initial Term Loan, 7.750%, 10/30/2017(b)	208,946
400,000	Rocket Software, Inc., 2nd Lien Term Loan, 10.250%, 2/08/2019(b)	401,000
29,364	Rocket Software, Inc., Delayed Draw Term Loan, 5.750%, 2/08/2018(b)	29,364
385,035	Shield Finance Co. S.A.R.L., New Term Loan B, 6.500%, 5/10/2019(b)	384,554
556,000	Sirius Computer Solutions, Inc., Term Loan B, 11/30/2018(c)	550,440
1,000,000	SumTotal Systems, Inc., 2nd Lien Term Loan, 10.250%, 5/16/2019(b)	985,000

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$441,635	Telx Group, Inc., Term Loan B, 6.250%, 9/26/2017(b)	$444,948
875,000	Vision Solutions, Inc., 2nd Lien Term Loan, 9.500%, 7/23/2017(b)	840,000
300,000	Web.com Group, Inc., 2nd Lien Term Loan, 10/26/2018(c)	307,500
266,667	Web.com Group, Inc., 2nd Lien Term Loan, 11.000%, 10/26/2018(b)	273,333

		13,948,318

	Transportation Services — 0.9%
643,000	FleetPride Corporation, 1st Lien Term Loan, 5.250%, 11/19/2019(b)	641,798
355,215	Road Infrastructure Investment LLC, Term Loan B, 6.250%, 3/30/2018(b)	354,327
413,237	Wabash National Corporation, Term Loan B, 6.000%, 5/02/2019(b)	417,369

		1,413,494

	Utility Other — 0.5%
400,000	Sensus USA, Inc., 2nd Lien Term Loan, 5/09/2018(c)	402,000
300,000	Sensus USA, Inc., 2nd Lien Term Loan, 8.500%, 5/09/2018(b)	301,500

		703,500

	Wireless — 0.7%
200,000	Asurion LLC, New 1st Lien Term Loan, 5.500%, 5/24/2018(b)	201,594
267,516	Asurion LLC, New 2nd Lien Term Loan, 9.000%, 5/24/2019(b)	275,006
400,000	Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, 2/28/2017(b)	406,752
234,000	SBA Finance, Add on Term Loan, 3.750%, 9/27/2019(b)	234,702

		1,118,054

	Wirelines — 4.9%
531,375	CCGI Holding Corporation, Term Loan B, 7.500%, 12/20/2017(b)	520,747
824,000	Consolidated Communications, Inc., Term Loan B3, 12/31/2018(c)	820,910
1,902,676	Fairpoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	1,822,402
478,000	Fibertech Networks LLC, New Term Loan, 12/18/2019(c)	480,988
467,742	Global Tel*Link Corporation, New Term Loan B, 6.000%, 12/14/2017(b)	468,911
947,000	Level 3 Financing, Inc., Term Loan, 4.750%, 8/01/2019(b)	951,735
394,987	Sidera Networks, Inc., Term Loan, 6.000%, 8/26/2016(b)	393,704
895,654	U.S. Telepacific Corporation, New Term Loan B, 5.750%, 2/23/2017(b)	883,715
914,031	Zayo Group LLC, REFI Term Loan B, 5.250%, 7/02/2019(b)	919,616

		7,262,728

	Total Senior Loans (Identified Cost $123,378,281)	124,359,280

Bonds and Notes — 10.5%
	Chemicals — 0.9%
1,000,000	INEOS Group Holdings, S.A., 8.500%, 2/15/2016, 144A	980,000
400,000	Momentive Performance Materials, Inc., 12.500%, 6/15/2014	413,000

		1,393,000

	Consumer Products — 0.4%
600,000	Visant Corp., 10.000%, 10/01/2017	522,000

	Entertainment — 0.7%
1,000,000	ClubCorp Club Operations, Inc., 10.000%, 12/01/2018	1,111,250

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Gaming — 0.2%
$300,000	MGM Resorts International, 7.625%, 1/15/2017	$318,750

	Healthcare — 0.6%
500,000	Alere, Inc., 9.000%, 5/15/2016	525,000
400,000	Surgical Care Affiliates, Inc., 10.000%, 7/15/2017, 144A	415,000

		940,000

	Media Non-Cable — 1.0%
525,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	488,250
1,000,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	1,060,000

		1,548,250

	Metals & Mining — 0.3%
500,000	Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.000%, 10/15/2017, 144A	495,000

	Non-Captive Consumer — 0.7%
1,100,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	984,500

	Oil Field Services — 1.8%
800,000	Global Geophysical Services, Inc., 10.500%, 5/01/2017	734,000
1,200,000	Hercules Offshore, Inc., 10.500%, 10/15/2017, 144A	1,275,000
700,000	Parker Drilling Co., 9.125%, 4/01/2018	745,500

		2,754,500

	Property & Casualty Insurance — 0.7%
700,000	USI Holdings Corp., 9.750%, 5/15/2015, 144A	721,000
300,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 5/29/2049, 144A	309,126

		1,030,126

	Supermarket — 0.7%
1,100,000	SUPERVALU, Inc., 7.500%, 11/15/2014	1,039,500

	Technology — 0.3%
400,000	First Data Corp., 9.875%, 9/24/2015	409,000

	Wireless — 1.5%
1,000,000	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/2015, 144A	1,055,000
1,100,000	Wind Acquisition Finance, S.A., 11.750%, 7/15/2017, 144A	1,124,750

		2,179,750

	Wirelines — 0.7%
1,000,000	Integra Telecom Holdings, Inc., 10.750%, 4/15/2016, 144A	1,030,000

	Total Bonds and Notes (Identified Cost $15,622,957)	15,755,626

Short-Term Investments — 10.1%
46,331	Repurchase Agreement with State Street Bank and Trust Company, dated 11/30/2012 at 0.010% to be repurchased at $46,331 on 12/03/2012 collateralized by $50,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $50,393 including accrued interest (Note 2 of Notes to Financial Statements)	46,331

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
$15,132,167	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2012 at 0.010% to be repurchased at $15,132,180 on 12/03/2012 collateralized by $15,445,000 U.S. Treasury Bill, due 12/27/2012 valued at $15,437,278 including accrued interest (Note 2 of Notes to Financial Statements)	$15,132,167

	Total Short-Term Investments (Identified Cost $15,178,498)	15,178,498

	Total Investments — 103.7% (Identified Cost $154,179,736)(a)	155,293,404
	Other assets less liabilities — (3.7)%	(5,602,017)

	Net Assets — 100.0%	$149,691,387

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2012, the net unrealized appreciation on investments based on a cost of $154,291,106 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,404,184
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(401,886)

	Net unrealized appreciation	$1,002,298

(b)	Variable rate security. Rate as of November 30, 2012 is disclosed.
(c)	Position is unsettled. Contract rate was not determined at November 30, 2012 and does not take effect until settlement date.
(d)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2012.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the value of Rule 144A holdings amounted to $7,404,876 or 4.9% of net assets.
MTN	Medium Term Note

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of November 30, 2012

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Industry Summary at November 30, 2012 (Unaudited)

Technology	9.6%
Healthcare	9.5
Industrial Other	6.0
Chemicals	5.7
Wirelines	5.6
Consumer Cyclical Services	5.1
Metals & Mining	4.8
Media Non-Cable	4.0
Financial Other	3.6
Retailers	3.5
Consumer Products	2.9
Oil Field Services	2.8
Automotive	2.7
Building Materials	2.4
Wireless	2.2
Food & Beverage	2.2
Pharmaceuticals	2.2
Property & Casualty Insurance	2.0
Other Investments, less than 2% each	16.8
Short-Term Investments	10.1

Total Investments	103.7
Other assets less liabilities	(3.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of November 30, 2012

Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks — 94.6% of Net Assets
	Aerospace & Defense — 3.3%
1,400	Precision Castparts Corp.	$256,746

	Capital Markets — 2.2%
7,600	SEI Investments Co.	167,276

	Chemicals — 2.1%
1,500	Praxair, Inc.	160,815

	Commercial Banks — 2.9%
6,100	CIT Group, Inc.(b)	226,005

	Commercial Services & Supplies — 7.9%
10,975	Corrections Corp. of America	372,052
8,325	Republic Services, Inc.	237,013

		609,065

	Computers & Peripherals — 4.8%
625	Apple, Inc.	365,800

	Containers & Packaging — 5.3%
9,100	Ball Corp.	406,679

	Diversified Financial Services — 3.9%
5,375	CME Group, Inc., Class A	297,076

	Diversified Telecommunication Services — 2.0%
7,325	Cogent Communications Group, Inc.	154,851

	Energy Equipment & Services — 3.3%
3,600	Oil States International, Inc.(b)	254,592

	Food Products — 1.6%
2,050	H.J. Heinz Co.	119,843

	Industrial Conglomerates — 5.1%
4,325	3M Co.	393,359

	Insurance — 3.1%
9,925	XL Group PLC	241,475

	Internet Software & Services — 5.7%
625	Google, Inc., Class A(b)	436,481

	IT Services — 4.6%
725	MasterCard, Inc., Class A	354,293

	Media — 1.9%
2,875	Viacom, Inc., Class B	148,379

	Oil, Gas & Consumable Fuels — 4.0%
4,300	Plains Exploration & Production Co.(b)	153,510
5,550	QEP Resources, Inc.	156,066

		309,576

	Pharmaceuticals — 6.2%
7,675	Endo Health Solutions, Inc.(b)	219,965
4,700	Valeant Pharmaceuticals International, Inc.(b)	259,816

		479,781

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of November 30, 2012

Vaughan Nelson Select Fund – (continued)

Shares	Description	Value (†)
	Professional Services — 4.1%
5,925	Towers Watson & Co., Class A	$313,314

	Semiconductors & Semiconductor Equipment — 5.4%
6,700	Avago Technologies Ltd.	235,170
6,425	Veeco Instruments, Inc.(b)	182,856

		418,026

	Software — 9.8%
6,800	MICROS Systems, Inc.(b)	295,528
24,550	Symantec Corp.(b)	460,558

		756,086

	Specialty Retail — 5.4%
5,675	Advance Auto Parts, Inc.	415,126

	Total Common Stocks (Identified Cost $7,196,591)	7,284,644

Principal Amount
Short-Term Investments — 6.0%
$459,803	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2012 at 0.010% to be repurchased at $459,803 on 12/03/2012 collateralized by $470,000 Federal National Mortgage Association, 1.060% due 10/12/2017 valued at $471,175 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $459,803)	459,803

	Total Investments — 100.6% (Identified Cost $7,656,394)(a)	7,744,447
	Other assets less liabilities — (0.6)%	(48,717)

	Net Assets — 100.0%	$7,695,730

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2012, the net unrealized depreciation on investments based on a cost of $7,751,368 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$158,035
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(164,956)

	Net unrealized depreciation	$(6,921)

(b)	Non-income producing security.

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of November 30, 2012

Vaughan Nelson Select Fund – (continued)

Industry Summary at November 30, 2012 (Unaudited)

Software	9.8%
Commercial Services & Supplies	7.9
Pharmaceuticals	6.2
Internet Software & Services	5.7
Semiconductors & Semiconductor Equipment	5.4
Specialty Retail	5.4
Containers & Packaging	5.3
Industrial Conglomerates	5.1
Computers & Peripherals	4.8
IT Services	4.6
Professional Services	4.1
Oil, Gas & Consumable Fuels	4.0
Diversified Financial Services	3.9
Aerospace & Defense	3.3
Energy Equipment & Services	3.3
Insurance	3.1
Commercial Banks	2.9
Capital Markets	2.2
Chemicals	2.1
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	3.5
Short-Term Investments	6.0

Total Investments	100.6
Other assets less liabilities	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

67  |

Statements of Assets and Liabilities

November 30, 2012

	ASG Growth Markets Fund (Consolidated*)	Gateway International Fund	Loomis Sayles Capital Income Fund
ASSETS
Investments at cost	$19,822,571	$25,841,768	$18,802,703
Net unrealized appreciation	1,500,344	1,139,163	840,906

Investments at value	21,322,915	26,980,931	19,643,609
Cash	2,240,597	—	—
Due from brokers (including variation margin on futures contracts) (Note 2)	1,944,617	—	—
Foreign currency at value (identified cost $7,280, $1,096,653 and $0)	7,238	1,098,252	—
Receivable for Fund shares sold	—	38,160	—
Receivable from investment adviser (Note 6)	—	10,424	909
Receivable for securities sold	—	761	—
Dividends and interest receivable	14,173	96,788	119,354
Unrealized appreciation on forward foreign currency contracts (Note 2)	187,302	—	—
Tax reclaims receivable	—	18,529	2,385
Unrealized appreciation on futures contracts (Note 2)	449,905	—	—

TOTAL ASSETS	26,166,747	28,243,845	19,766,257

LIABILITIES
Options written, at value (premiums received $0, $659,257 and $2,509) (Note 2)	—	974,597	2,463
Payable for securities purchased	—	10,887	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	71,532	—	—
Unrealized depreciation on futures contracts (Note 2)	151,530	—	—
Management fees payable (Note 6)	4,058	—	—
Deferred Trustees’ fees (Note 6)	9,493	6,124	6,096
Administrative fees payable (Note 6)	15,590	1,004	712
Payable to distributor (Note 6d)	6	60	36
Other accounts payable and accrued expenses	88,253	91,109	59,722

TOTAL LIABILITIES	340,462	1,083,781	69,029

NET ASSETS	$25,826,285	$27,160,064	$19,697,228

NET ASSETS CONSIST OF:
Paid-in capital	$26,543,545	$26,827,907	$18,677,274
Undistributed net investment income	397,293	526,288	147,370
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(3,030,854)	(1,017,868)	31,630
Net unrealized appreciation on investments, futures contracts, options written and foreign currency translations	1,916,301	823,737	840,954

NET ASSETS	$25,826,285	$27,160,064	$19,697,228

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

|68

Statements of Assets and Liabilities (continued)

November 30, 2012

	ASG Growth Markets Fund (Consolidated*)	Gateway International Fund	Loomis Sayles Capital Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$500,519	$5,632,034	$2,691,026

Shares of beneficial interest	51,518	567,939	257,928

Net asset value and redemption price per share	$9.72	$9.92	$10.43

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.31	$10.53	$11.07

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$38,221	$241,199	$61,494

Shares of beneficial interest	3,960	24,410	5,901

Net asset value and offering price per share	$9.65	$9.88	$10.42

Class Y shares:
Net assets	$25,287,545	$21,286,831	$16,944,708

Shares of beneficial interest	2,597,253	2,141,187	1,623,165

Net asset value, offering and redemption price per share	$9.74	$9.94	$10.44

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

69  |

Statements of Assets and Liabilities (continued)

November 30, 2012

	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
ASSETS
Investments at cost	$154,179,736	$7,656,394
Net unrealized appreciation	1,113,668	88,053

Investments at value	155,293,404	7,744,447
Receivable for Fund shares sold	5,649,197	40,400
Receivable from investment adviser (Note 6)	—	14,126
Receivable for securities sold	814,706	—
Dividends receivable	955,496	7,248

TOTAL ASSETS	162,712,803	7,806,221

LIABILITIES
Payable for securities purchased	12,770,976	—
Payable for Fund shares redeemed	67,129	51,052
Management fees payable (Note 6)	28,479	—
Deferred Trustees’ fees (Note 6)	10,436	3,090
Administrative fees payable (Note 6)	4,960	318
Payable to distributor (Note 6d)	2,091	11
Other accounts payable and accrued expenses	137,345	56,020

TOTAL LIABILITIES	13,021,416	110,491

NET ASSETS	$149,691,387	$7,695,730

NET ASSETS CONSIST OF:
Paid-in capital	$146,903,791	$7,435,283
Undistributed net investment income	878,372	3,398
Accumulated net realized gain on investments	795,556	168,996
Net unrealized appreciation on investments	1,113,668	88,053

NET ASSETS	$149,691,387	$7,695,730

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$80,141,143	$776,765

Shares of beneficial interest	7,585,792	73,981

Net asset value and redemption price per share	$10.56	$10.50

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.94	$11.14

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$22,655,192	$159,466

Shares of beneficial interest	2,148,677	15,231

Net asset value and offering price per share	$10.54	$10.47

Class Y shares:
Net assets	$46,895,052	$6,759,499

Shares of beneficial interest	4,437,975	642,984

Net asset value, offering and redemption price per share	$10.57	$10.51

See accompanying notes to financial statements.

|  70

Statements of Operations

For the Year Ended November 30, 2012

	ASG Growth Markets Fund (Consolidated*)	Gateway International Fund (a)	Loomis Sayles Capital Income Fund (a)
INVESTMENT INCOME
Interest	$10,501	$25	$162,833
Dividends	512,563	638,608	405,638 (c)
Less net foreign taxes withheld	(53,169)	(46,491)	(3,016)

	469,895	592,142	565,455

Expenses
Management fees (Note 6)	309,333	121,064	70,161
Service and distribution fees (Note 6)	1,083	7,319	3,419
Administrative fees (Note 6)	69,910	7,253	5,255
Trustees’ and directors’ fees and expenses (Note 6)	33,268	12,374	12,293
Transfer agent fees and expenses (Note 6)	768	4,065	2,745
Audit and tax services fees	65,181	47,000	45,450
Commitment fees (Note 7)	77	52	38
Custodian fees and expenses	142,668	91,101	12,113
Interest expense (Note 10)	7,403	—	—
Legal fees	3,390	213	153
Registration fees	44,069	51,660	21,272
Security pricing fees	—	27,110	—
Shareholder reporting expenses	5,939	4,378	4,915
Miscellaneous expenses	21,140	7,569	4,511

Total expenses	704,229	381,158	182,325
Less waiver and/or expense reimbursement (Note 6)	(321,879)	(196,241)	(67,819)

Net expenses	382,350	184,917	114,506

Net investment income	87,545	407,225	450,949

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(96,460)	(974,062)	7,878
Futures contracts	(2,066,362)	—	—
Options written	—	(19,302)	14,989
Foreign currency transactions	(635,933)	77,204	153
Net change in unrealized appreciation (depreciation) on:
Investments	1,285,101	1,139,163	840,906
Futures contracts	338,823	—	—
Options written	—	(315,340)	46
Foreign currency translations	156,756	(86)	2

Net realized and unrealized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(1,018,075)	(92,423)	863,974

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(930,530)	$314,802	$1,314,923

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on March 30, 2012 through November 30, 2012.
(b)	From commencement of operations on June 29, 2012 through November 30, 2012.
(c)	Includes a non-recurring dividend of $49,707.

See accompanying notes to financial statements.

71  |

Statements of Operations (continued)

For the Year Ended November 30, 2012

	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund (b)
INVESTMENT INCOME
Interest	$5,219,028	$14
Dividends	—	35,882

	5,219,028	35,896

Expenses
Management fees (Note 6)	385,751	27,462
Service and distribution fees (Note 6)	97,540	2,270
Administrative fees (Note 6)	28,979	1,446
Trustees’ fees and expenses (Note 6)	18,599	6,447
Transfer agent fees and expenses (Note 6)	20,023	966
Audit and tax services fees	65,466	50,220
Commitment fees (Note 7)	87,500	10
Custodian fees and expenses	128,619	6,982
Legal fees	5,948	35
Registration fees	67,380	12,085
Shareholder reporting expenses	25,997	799
Miscellaneous expenses	13,952	2,506

Total expenses	945,754	111,228
Less waiver and/or expense reimbursement (Note 6)	(301,670)	(71,802)

Net expenses	644,084	39,426

Net investment income (loss)	4,574,944	(3,530)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	829,435	168,996
Net change in unrealized appreciation (depreciation) on:
Investments	1,083,149	88,053

Net realized and unrealized gain on investments	1,912,584	257,049

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,487,528	$253,519

See accompanying notes to financial statements.

|  72

Statements of Changes in Net Assets

	ASG Growth Markets Fund (Consolidated*)		Gateway International Fund
	Year Ended November 30, 2012	Period Ended November 30, 2011(a)	Period Ended November 30, 2012(b)
FROM OPERATIONS:
Net investment income (loss)	$87,545	$(20,915)	$407,225
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(2,798,755)	387,126	(916,160)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	1,780,680	135,621	823,737

Net increase (decrease) in net assets resulting from operations	(930,530)	501,832	314,802

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(197)	—	—
Class C	(2)	—	—
Class Y	(114,012)	—	—
Net realized capital gains
Class A	(336)	—	—
Class C	(7)	—	—
Class Y	(183,323)	—	—

Total distributions	(297,877)	—	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	1,420,548	25,132,312	26,845,262

Net increase in net assets	192,141	25,634,144	27,160,064
NET ASSETS
Beginning of the period	25,634,144	—	—

End of the period	$25,826,285	$25,634,144	$27,160,064

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$397,293	$112,257	$526,288

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on October 21, 2011 through November 30, 2011.
(b)	From commencement of operations on March 30, 2012 through November 30, 2012.
(c)	From commencement of operations on September 16, 2011 through November 30, 2011.
(d)	From commencement of operations on June 29, 2012 through November 30, 2012.

See accompanying notes to financial statements.

73  |

Statements of Changes in Net Assets (continued)

Loomis Sayles Capital Income Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund		Vaughan Nelson Select Fund
Period Ended November 30, 2012(b)	Year Ended November 30, 2012	Period Ended November 30, 2011(c)	Period Ended November 30, 2012(d)

$450,949	$4,574,944	$426,895	$(3,530)

23,020	829,435	77,982	168,996

840,954	1,083,149	30,519	88,053

1,314,923	6,487,528	535,396	253,519

(33,392)	(889,553)	(1,145)	—
(655)	(248,770)	(9)	—
(271,773)	(2,591,476)	(435,951)	—

—	(454)	—	—
—	(31)	—	—
—	(73,417)	—	—

(305,820)	(3,803,701)	(437,105)	—

18,688,125	106,119,381	40,789,888	7,442,211

19,697,228	108,803,208	40,888,179	7,695,730

—	40,888,179	—	—

$19,697,228	$149,691,387	$40,888,179	$7,695,730

$147,370	$878,372	$(1,240)	$3,398

See accompanying notes to financial statements.

|  74

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
ASG GROWTH MARKETS FUND (CONSOLIDATED*)
Class A
11/30/2012	$10.20	$0.04	$(0.40)	$(0.36)	$(0.05)	$(0.07)	$(0.12)
11/30/2011(g)	10.00	(0.01)	0.21	0.20	—	—	—
Class C
11/30/2012	10.19	(0.04)	(0.40)	(0.44)	(0.03)	(0.07)	(0.10)
11/30/2011(g)	10.00	(0.02)	0.21	0.19	—	—	—
Class Y
11/30/2012	10.20	0.03	(0.37)	(0.34)	(0.05)	(0.07)	(0.12)
11/30/2011(g)	10.00	(0.01)	0.21	0.20	—	—	—
GATEWAY INTERNATIONAL FUND
Class A
11/30/2012(h)	$10.00	$0.09	$(0.17)	$(0.08)	$—	$—	$—
Class C
11/30/2012(h)	10.00	0.05	(0.17)	(0.12)	—	—	—
Class Y
11/30/2012(h)	10.00	0.18	(0.24)	(0.06)	—	—	—
LOOMIS SAYLES CAPITAL INCOME FUND
Class A
11/30/2012(h)	$10.00	$0.25 (i)	$0.34	$0.59	$(0.16)	$—	$(0.16)
Class C
11/30/2012(h)	10.00	0.20 (i)	0.34	0.54	(0.12)	—	(0.12)
Class Y
11/30/2012(h)	10.00	0.26 (i)	0.35	0.61	(0.17)	—	(0.17)

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Portfolio turnover is calculated based on purchases and sales of long-term securities and does not include short-term investments, futures contracts, options written and/or forward foreign currency contracts.
(g)	From commencement of operations on October 21, 2011 through November 30, 2011.

See accompanying notes to financial statements.

75  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (d)(e)	Gross expenses, excluding interest expense (%) (e)	Net expenses including interest expense (%) (d)(e)	Gross expenses including interest expense (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%) (f)

$9.72	(3.69)	$501	1.70	3.01	1.73	3.05	0.47	31
10.20	2.00	16	1.70	9.56	1.70	9.56	(0.86)	0

9.65	(4.45)	38	2.45	3.80	2.48	3.83	(0.45)	31
10.19	2.00	1	2.45	7.30	2.46	7.31	(1.91)	0

9.74	(3.56)	25,288	1.45	2.70	1.48	2.73	0.34	31
10.20	2.10	25,617	1.45	6.20	1.45	6.21	(0.75)	0

$9.92	(0.80)	$5,632	1.35	2.36	1.35	2.36	1.37	20

9.88	(1.20)	241	2.10	3.13	2.10	3.13	0.73	20

9.94	(0.60)	21,287	1.10	2.36	1.10	2.36	2.76	20

$10.43	6.01 (i)	$2,691	1.20	1.74	1.20	1.74	3.67 (i)	14

10.42	5.44 (i)	61	1.95	2.53	1.95	2.53	3.01 (i)	14

10.44	6.19 (i)	16,945	0.95	1.53	0.95	1.53	3.88 (i)	14

(h)	From commencement of operations on March 30, 2012 through November 30, 2012.
(i)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.23, $0.17 and $0.23 for Class A, Class C and Class Y shares, respectively, total return would have been 5.71%, 5.14% and 5.89% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income to average net assets would have been 3.31%, 2.53% and 3.45% for Class A, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND
Class A
11/30/2012	$10.02	$0.68	$0.49	$1.17	$(0.61)	$(0.02)	$(0.63)
11/30/2011(h)	9.83	0.12	0.17	0.29	(0.10)	—	(0.10)
Class C
11/30/2012	10.02	0.60	0.49	1.09	(0.55)	(0.02)	(0.57)
11/30/2011(h)	9.83	0.09	0.19	0.28	(0.09)	—	(0.09)
Class Y
11/30/2012	10.02	0.79	0.41	1.20	(0.63)	(0.02)	(0.65)
11/30/2011(i)	10.00	0.11	0.02	0.13	(0.11)	—	(0.11)
VAUGHAN NELSON SELECT FUND
Class A
11/30/2012(l)	$10.00	$(0.00)	$0.50	$0.50	$—	$—	$—
Class C
11/30/2012(l)	10.00	(0.03)	0.50	0.47	—	—	—
Class Y
11/30/2012(l)	10.00	(0.00)	0.51	0.51	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Portfolio turnover is calculated based on purchases and sales of long-term securities and does not include short-term investments, futures contracts, options written and/or forward foreign currency contracts.

See accompanying notes to financial statements.

77  |

				Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%) (g)

$10.56	12.02		$80,141	1.10		1.48	6.46	90
10.02	3.00		252	1.10		7.66	7.00	17

10.54	11.18		22,655	1.85		2.26	5.75	90
10.02	2.87		1	1.85		5.00	5.50	17

10.57	12.33		46,895	0.85		1.37	7.57	90
10.02	1.29	(j)	40,636	1.01	(k)	3.60	5.17	17

$10.50	5.00		$777	1.40		3.36	(0.11)	72

10.47	4.70		159	2.15		4.48	(0.78)	72

10.51	5.10		6,759	1.15		3.46	(0.10)	72

(h)	From commencement of Class operations on September 30, 2011 through November 30, 2011.
(i)	From commencement of operations on September 16, 2011 through November 30, 2011.
(j)	For the period September 30, 2011 (the date Class Y shares were first registered under the Securities Act of 1933) through November 30, 2011, the total return for Class Y shares was 3.04%.
(k)	Prior to September 30, 2011, there was no expense limitation agreement in place for Class Y.
(l)	From commencement of operations on June 29, 2012 through November 30, 2012.

See accompanying notes to financial statements.

|  78

Notes to Financial Statements

November 30, 2012

1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway International Fund

Natixis Funds Trust II:

ASG Growth Markets Fund (the “Growth Markets Fund”)

Loomis Sayles Capital Income Fund (the “Capital Income Fund”)

Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Senior Floating Rate and Fixed Income Fund”)

Vaughan Nelson Select Fund (the “Select Fund”)

The Gateway International Fund commenced operations on March 30, 2012 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $15,002,000 and by Gateway Investment Advisers, LLC (“Gateway Advisers”) of $5,000,000.

The Capital Income Fund commenced operations on March 30, 2012 via contribution to the Fund by Natixis US and affiliates of $5,002,000 and by Loomis, Sayles & Company, L.P. (“Loomis Sayles”) of $5,000,000.

The Select Fund commenced operations on June 29, 2012 via contribution to the Fund by Natixis US and affiliates of $5,002,000.

Capital Income Fund and Gateway International Fund are each a diversified investment company, while Growth Markets Fund, Senior Floating Rate and Fixed Income Fund and Select Fund are each a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Growth Markets Fund, Gateway International Fund, Capital Income Fund and Select Fund and 3.50% for Senior Floating Rate and Fixed Income Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

79  |

Notes to Financial Statements (continued)

November 30, 2012

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

Growth Markets Fund invests in commodity-related instruments through ASG Growth Markets Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”) of Growth Markets Fund, organized under the laws of the Cayman Islands. A subscription agreement was entered into between Growth Markets Fund and its Subsidiary with the intent that Growth Markets Fund will remain the sole shareholder and primary beneficiary of its Subsidiary. The Subsidiary is governed by a separate Board of Directors that is independent of the Growth Markets Fund’s Board of Trustees.

As of November 30, 2012, the value of Growth Markets Fund’s investment in its Subsidiary was as follows:

Fund	Investment in Subsidiary	Percentage of Net Assets
Growth Markets Fund	$2,296,106	8.9%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  The accompanying financial statements of Growth Markets Fund present the consolidated accounts of the Fund and its Subsidiary. All interfund accounts and transactions have been eliminated in consolidation.

b.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported

|  80

Notes to Financial Statements (continued)

November 30, 2012

sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. International index options traded on foreign exchanges are valued at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations. Over-the-counter (“OTC”) international index options are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service. OTC international index options not priced through an independent pricing service are valued based on quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. Additionally, Gateway International Fund may hold index options traded in foreign markets. If events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities or options, such securities or options are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities or options, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of November 30, 2012, approximately 49% of the market value of Growth Markets Fund’s

81  |

Notes to Financial Statements (continued)

November 30, 2012

investments, 98% of the market value of Gateway International Fund’s investments and 100% of the market value of Gateway International Fund’s written options were fair valued pursuant to procedures approved by the Board of Trustees.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts

|  82

Notes to Financial Statements (continued)

November 30, 2012

involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

f.  Futures Contracts.  The Funds and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiary are reduced.

g.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction,

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the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

h.  Due from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund or the Subsidiary and the various broker/dealers. Due from brokers’ balances in the Consolidated Statement of Assets and Liabilities for Growth Markets Fund represent cash, foreign currency, and any initial and/or variation margin applicable to open futures contracts and/or cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s or the Subsidiary’s use of cash, securities and foreign currency held at brokers pledged as collateral is restricted by regulation or broker mandated limits.

i.  Federal and Foreign Income Taxes.  The Trusts treat each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior fiscal year, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

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The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Growth Markets Fund will include in its taxable income any distributions paid by the Subsidiary which would be comprised of the Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund’s taxable income in the current period and also disregarded for all future periods.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as non-deductible expenses, dividend redesignations, Subsidiary dividends, foreign currency transactions, paydown gains and losses, capital gain distributions from Real Estate Investment Trusts, passive foreign investment company gains and losses, re-allocation of deferred compensation from a closed fund and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, wash sales, passive foreign investment company adjustments, premium amortization, forward foreign currency, futures and option contracts mark to market and Subsidiary basis adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the periods ended November 30, 2012 and 2011 were as follows:

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Growth Markets Fund	$297,877	$—	$297,877
Gateway International Fund	—	—	—
Capital Income Fund	305,820	—	305,820
Senior Floating Rate and Fixed Income Fund	3,803,701	—	3,803,701
Select Fund	—	—	—

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Growth Markets Fund	$—	$—	$—
Senior Floating Rate and Fixed Income Fund	437,105	—	437,105

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Growth Markets Fund	Gateway International Fund	Capital Income Fund	Senior Floating Rate and Fixed Income Fund	Select Fund
Undistributed ordinary income	$444,413	$532,438	$190,917	$1,821,301	$270,458
Undistributed long-term capital gains	—	—	8,973	—	—

Total undistributed earnings	444,413	532,438	199,890	1,821,301	270,458

Capital loss carryforward:
Short-term:
No expiration date	(1,614,268)	(983,410)	—	—	—
Long-term:
No expiration date	(133,784)	(34,401)	—	—	—

Total capital loss carryforward	(1,748,052)	(1,017,811)	—	—	—

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	Growth Markets Fund	Gateway International Fund	Capital Income Fund	Senior Floating Rate and Fixed Income Fund	Select Fund
Late-year ordinary and post-October capital loss deferrals*	$—	$—	$—	$(25,568)	$—
Unrealized appreciation (depreciation)	595,871	823,653	826,160	1,002,298	(6,921)

Total accumulated earnings (losses)	$(707,768)	$338,280	$1,026,050	$2,798,031	$263,537

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

k.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

l.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m.  New Accounting Pronouncement.   In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

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November 30, 2012

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2012, at value:

Growth Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$847,610	$3,357,407	$—	$4,205,017
Egypt	—	90,540	—	90,540
India	348,008	108,400	—	456,408
Indonesia	64,326	513,001	—	577,327
Korea	345,330	2,600,005	—	2,945,335
Malaysia	—	779,277	—	779,277
Russia	114,536	1,008,281	—	1,122,817
South Africa	258,810	1,233,409	—	1,492,219
Taiwan	590,333	715,364	—	1,305,697
All Other Common Stocks(a)	3,843,936	—	—	3,843,936

Total Common Stocks	6,412,889	10,405,684	—	16,818,573

Preferred Stocks(a)	186,566	43,317	—	229,883
Short-Term Investments(a)	—	4,274,459	—	4,274,459

Total Investments	6,599,455	14,723,460	—	21,322,915

Forward Foreign Currency Contracts (unrealized appreciation)	—	187,302	—	187,302
Futures Contracts (unrealized appreciation)	449,905	—	—	449,905

Total	$7,049,360	$14,910,762	$—	$21,960,122

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Growth Markets Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(71,532)	$—	$(71,532)
Futures Contracts (unrealized depreciation)	(151,530)	—	—	(151,530)

Total	$(151,530)	$(71,532)	$—	$(223,062)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

Common stocks valued at $56,544 were transferred from Level 1 to Level 2 during the year ended November 30, 2012. At November 30, 2011, these securities were valued at the market price in the foreign market in accordance with the Fund’s valuation policies; at November 30, 2012, these securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the securities.

All transfers are recognized as of the beginning of the reporting period.

Gateway International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$941	$2,557,140	$—	$2,558,081
All Other Common Stocks(a)	—	23,878,695	—	23,878,695

Total Common Stocks	941	26,435,835	—	26,436,776

Purchased Options(a)	—	36,154	—	36,154
Short-Term Investments	—	508,001	—	508,001

Total	$941	$26,979,990	$—	$26,980,931

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(974,597)	$—	$(974,597)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Since the Gateway International Fund commenced operations during the year ended November 30, 2012, there are no transfers to recognize between Levels 1, 2 and 3.

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Capital Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$15,545,503	$—	$—	$15,545,503
Bonds and Notes(a)	—	3,652,227	—	3,652,227
Short-Term Investments	—	445,879	—	445,879

Total	$15,545,503	$4,098,106	$—	$19,643,609

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(2,463)	$—	$—	$(2,463)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Since the Capital Income Fund commenced operations during the year ended November 30, 2012, there are no transfers to recognize between Levels 1, 2 and 3.

Senior Floating Rate and Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Senior Loans(a)	$—	$124,359,280	$—	$124,359,280
Bonds and Notes(a)	—	15,755,626	—	15,755,626
Short-Term Investments	—	15,178,498	—	15,178,498

Total	$—	$155,293,404	$—	$155,293,404

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2012, there were no transfers between Levels 1, 2 and 3.

Select Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$7,284,644	$—	$—	$7,284,644
Short-Term Investments	—	459,803	—	459,803

Total	$7,284,644	$459,803	$—	$7,744,447

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Since the Select Fund commenced operations during the year ended November 30, 2012, there are no transfers to recognize between Levels 1, 2 and 3.

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4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts and futures contracts for the Growth Markets Fund and options contracts for the Gateway International Fund and Capital Income Fund.

Growth Markets Fund seeks to complement its equity portfolio with a portfolio of derivatives, in particular, futures and forward contracts, designed to enhance return and mitigate losses. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of one or more broad-based measures of emerging market equity index performance as well as identify the market exposures best suited to limit the volatility and risk of loss associated with the underlying equity portfolio. These market exposures, which are expected to vary over time, may include exposures to the returns of global equity and fixed income securities, commodities and currencies. During the year ended November 30, 2012, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. government bonds, short-term interest rates, foreign currencies and commodities (through investments in the Subsidiary) and long contracts on foreign government bonds in accordance with these objectives.

Gateway International Fund seeks to capture the majority of the returns associated with international developed market equity investments, while exposing investors to less risk than such investments generally. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks of non-U.S. companies, including, but not limited to, Australia, the United Kingdom, the Euro Zone, Hong Kong, Japan and Switzerland, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The Fund typically sells call options and buys put options on market indices that represent a significant portion of the capitalization in each of the markets in which the Fund’s equity investments are traded. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the period ended November 30, 2012, the Fund used written index call options and purchased index put options in accordance with this objective.

Capital Income Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it

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owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options and written put options for investment purposes. During the period ended November 30, 2012, the Fund engaged in written call option transactions for hedging purposes and written put option transactions for investment purposes.

Growth Markets Fund and Gateway International Fund are party to agreements with counterparties that govern transactions in forward foreign currency contracts and over-the-counter options. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of November 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Gateway International Fund	UBS AG	$(972,312)	$7,862,740

Forward foreign currency contracts and over-the-counter options are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Certain Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of November 30, 2012:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Growth Markets Fund	$187,302	$115,770
Gateway International Fund	2,285	—

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser and/or subadviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between each Fund and the derivative counterparties. In lieu of receiving cash collateral, Growth Markets Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. The risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement

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of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for Growth Markets Fund as of November 30, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$187,302	$—	$—
Unrealized appreciation on futures contracts	117,101	—	292,439	40,365
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(71,532)	—	—
Unrealized depreciation on futures contracts	(19,299)	—	(54,464)	(77,767)

Transactions in derivative instruments for Growth Markets Fund during the year ended November 30, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(633,537)	$—	$—
Futures contracts	237,896	—	(1,247,043)	(1,057,215)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	155,861	—	—
Futures contracts	88,589	—	295,552	(45,318)

*	Represents realized loss and change in unrealized appreciation (depreciation) for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for the Gateway International Fund as of November 30, 2012:

Statements of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value*	$36,154
Liabilities
Options written, at value	(974,597)

*	Represents purchased options, at value.

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Transactions in derivative instruments for the Gateway International Fund during the period ended November 30, 2012 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(344,749)
Options written	(19,302)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(140,796)
Options written	(315,340)

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for the Capital Income Fund as of November 30, 2012:

Statements of Assets and Liabilities Caption	Equity Contracts
Liabilities
Options written, at value	$(2,463)

Transactions in derivative instruments for the Capital Income Fund during the period ended November 30, 2012 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Options written	$14,989
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	46

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, for Growth Markets Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended November 30, 2012:

Growth Markets Fund	Forwards	Futures
Average Notional Amount Outstanding	64.37%	244.29%
Highest Notional Amount Outstanding	122.52%	371.81%
Lowest Notional Amount Outstanding	26.52%	169.66%
Notional Amount Outstanding as of November 30, 2012	87.38%	352.32%

Notional amounts outstanding at the end of the prior period are included in the averages above.

Unrealized gain and/or loss on open forwards and futures are recorded in the Consolidated Statement of Assets and Liabilities. The aggregate notional values of forwards and futures are not recorded in the Consolidated Statement of Assets and Liabilities, and therefore are not included in Growth Markets Fund’s net assets.

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway International Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the period ended November 30, 2012:

Gateway International Fund*	Call Options Written	Put Options Purchased
Average Notional Amount Outstanding	97.69%	91.10%
Highest Notional Amount Outstanding	99.12%	98.30%
Lowest Notional Amount Outstanding	93.88%	83.62%
Notional Amount Outstanding as of November 30, 2012	98.30%	98.30%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index.

The volume of option contract activity, as a percentage of net assets, for Capital Income Fund, based on month-end market values of equity securities underlying written options, at absolute value, was as follows for the period ended November 30, 2012:

Capital Income Fund**	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	0.75%	0.57%
Highest Market Value of Underlying Securities	2.70%	0.91%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2012	0.59%	0.91%

**	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

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The following is a summary of the Gateway International Fund’s written option activity:

Gateway International Fund	Number of Contracts	Premiums
Options written	2,747	$3,770,201
Options terminated in closing purchase transactions	(2,289)	(3,090,042)
Options expired	(8)	(20,902)

Outstanding at November 30, 2012	450	$659,257

The following is a summary of the Capital Income Fund’s written option activity:

Capital Income Fund	Number of Contracts	Premiums
Options written	409	$25,652
Options terminated in closing purchase transactions	(280)	(18,753)
Options exercised	(61)	(3,505)
Options expired	(12)	(885)

Outstanding at November 30, 2012	56	$2,509

5.  Purchases and Sales of Securities.  For the year ended November 30, 2012, purchases and proceeds from sales or maturities of short-term obligations were as follows:

Fund	Purchases	Sales/ Maturities
Growth Markets Fund	$161,313,445	$163,013,740

For the period ended November 30, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Growth Markets Fund	$5,341,901	$6,328,045
Gateway International Fund	29,903,867	4,110,230
Capital Income Fund	20,593,940	2,257,767
Senior Floating Rate and Fixed Income Fund	153,715,599	56,812,875
Select Fund	12,135,789	5,108,190

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis US, serves as investment adviser to Growth Markets Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 1.20%, calculated daily and payable monthly, based on the Fund’s average daily net assets, less the net asset value of the Subsidiary.

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Notes to Financial Statements (continued)

November 30, 2012

AlphaSimplex also serves as investment adviser to the Subsidiary, which pays AlphaSimplex a management fee at the annual rate of 1.20% of its average daily net assets.

AlphaSimplex has entered into subadvisory agreements with Reich & Tang Asset Management, LLC (“Reich & Tang”), which is a subsidiary of Natixis US, and Westpeak Global Advisors, LLC (“Westpeak”) on behalf of Growth Markets Fund. Payments to AlphaSimplex are reduced by the amount of payments to Reich & Tang and Westpeak.

Gateway Advisers, which is a subsidiary of Natixis US, serves as investment adviser to the Gateway International Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis Sayles serves as investment adviser to Capital Income Fund and Senior Floating Rate and Fixed Income Fund. Under the terms of the management agreements, each Fund pays a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on Capital Income Fund’s average daily net assets and Senior Floating Rate and Fixed Income Fund’s daily managed assets, which include borrowings used for leverage.

NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to the Select Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.85%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

NGAM Advisors has entered into subadvisory agreement with Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Payments to NGAM Advisors are reduced by the amount of payments to Vaughan Nelson.

AlphaSimplex, Gateway Advisers, Loomis Sayles and NGAM Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of the Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until March 31, 2013, except for Vaughan Nelson Select Fund, which is until March 31, 2014, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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Notes to Financial Statements (continued)

November 30, 2012

For the period ended November 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Growth Markets Fund	1.70%	2.45%	1.45%
Gateway International Fund	1.35%	2.10%	1.10%
Capital Income Fund	1.20%	1.95%	0.95%
Senior Floating Rate and Fixed Income Fund	1.10%	1.85%	0.85%
Select Fund	1.40%	2.15%	1.15%

AlphaSimplex, Gateway Advisers, Loomis Sayles and NGAM Advisors shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the period ended November 30, 2012, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees(1)	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Growth Markets Fund	$309,333	$309,333	$—	1.20%	—
Gateway International Fund	121,064	121,064	—	0.75%	—
Capital Income Fund	70,161	67,819	2,342	0.60%	0.02%
Senior Floating Rate and Fixed Income Fund	385,751	301,670	84,081	0.60%	0.13%
Select Fund	27,462	27,462	—	0.85%	—

(1)	Management fee waivers are subject to possible recovery until November 30, 2013.

For the period ended November 30, 2012 expenses have been reimbursed as follows:

Fund	Reimbursement(2)
Growth Markets Fund	$12,546
Gateway International Fund	75,177
Select Fund	44,340

(2)	Expense reimbursements are subject to possible recovery until November 30, 2013.

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Notes to Financial Statements (continued)

November 30, 2012

No expenses were recovered for Growth Markets Fund and Senior Floating Rate and Fixed Income Fund during the year ended November 30, 2012.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the period ended November 30, 2012, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Growth Markets Fund	$879	$51	$153
Gateway International Fund	6,563	189	567
Capital Income Fund	3,032	97	290
Senior Floating Rate and Fixed Income Fund	42,967	13,643	40,930
Select Fund	1,990	70	210

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds

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Notes to Financial Statements (continued)

November 30, 2012

Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

NGAM Advisors also provides certain administrative services to the Subsidiary for which the Subsidiary pays NGAM Advisors fees equal to an annual rate of 0.05% of the average daily net assets of the Subsidiary. Payments by the Fund are reduced by the amount of payments to NGAM Advisors by the Subsidiary. In addition, NGAM Advisors and the Subsidiary contract with State Street Bank to serve as sub-administrator.

For the period ended November 30, 2012, the administrative fees for each Fund were as follows (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiary):

Fund	Administrative Fees
Growth Markets Fund	$11,694
Gateway International Fund	7,253
Capital Income Fund	5,255
Senior Floating Rate and Fixed Income Fund	28,979
Select Fund	1,446

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

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Notes to Financial Statements (continued)

November 30, 2012

For the period ended November 30, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Growth Markets Fund	$694
Gateway International Fund	3,068
Capital Income Fund	1,975
Senior Floating Rate and Fixed Income Fund	18,848
Select Fund	514

As of November 30, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Growth Markets Fund	$6
Gateway International Fund	60
Capital Income Fund	36
Senior Floating Rate and Fixed Income Fund	2,091
Select Fund	11

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the period ended November 30, 2012 were as follows:

Fund	Commissions
Growth Markets Fund	$1,112
Gateway International Fund	2,303
Capital Income Fund	115
Senior Floating Rate and Fixed Income Fund	112,884
Select Fund	527

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual

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Notes to Financial Statements (continued)

November 30, 2012

rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

Effective January 1, 2013, the Chairperson of the Board will receive a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $115,000. In addition, each committee chairman will receive an additional retainer fee at an annual rate of $17,500, and each Audit Committee member will be compensated $6,000 for each Committee meeting that he or she will attend in person and $3,000 for each meeting that he or she will attend telephonically. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of November 30, 2012, Gateway Advisers, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Loomis Sayles Retirement Plan”) and Natixis US held shares of the Funds representing the following percentages of net assets:

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Notes to Financial Statements (continued)

November 30, 2012

Fund	Gateway Advisers	Loomis Sayles Retirement Plan	Natixis US	Percentage of Affiliated Ownership
Growth Markets Fund	—	—	95.41%	95.41%
Gateway International Fund	18.30%	—	54.90%	73.20%
Capital Income Fund	—	—	51.33%	51.33%
Senior Floating Rate and Fixed Income Fund	—	0.07%	—	0.07%
Select Fund	—	—	68.28%	68.28%

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the period ended November 30, 2012, none of the Funds had borrowings under these agreements.

Senior Floating Rate and Fixed Income Fund has entered into a committed, secured line of credit with the Bank of Nova Scotia (the “Bank”), under which it may borrow for investment or liquidity purposes. The commitment of the Bank to make loans to the Fund shall not exceed $35,000,000 at any one time. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.25% per annum (0.125% per annum for dates upon which the loan balance exceeds 50% of the commitment), payable at the end of each calendar quarter, is accrued by the Fund based on the unused portion of the line of credit.

For the year ended November 30, 2012, Senior Floating Rate and Fixed Income Fund had no borrowings under this agreement.

8.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Consolidated Statements of Operations. For the period ended November 30, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Capital Income Fund	$615

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Notes to Financial Statements (continued)

November 30, 2012

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Growth Markets Fund, Senior Floating Rate and Fixed Income Fund and Select Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

Growth Markets Fund’s investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

Growth Markets Fund’s investments in commodity-related instruments may subject the Fund to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

The senior loans in which Senior Floating Rate and Fixed Income Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. Senior loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to investment grade bonds.

10.  Interest Expense.  Growth Markets Fund incurs interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended November 30, 2012 is reflected on the Consolidated Statement of Operations.

11.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of November 30, 2012, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, including affiliated accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

|  104

Notes to Financial Statements (continued)

November 30, 2012

Fund	Number of > 5% Non-Affiliated Shareholders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Growth Markets Fund	—	—	95.41%	95.41%
Gateway International Fund	—	—	73.20%	73.20%
Capital Income Fund	1	26.21%	51.33%	77.54%
Senior Floating Rate and Fixed Income Fund	—	—	0.07%	0.07%
Select Fund	—	—	68.28%	68.28%

Shareholder positions in the Funds may be held by intermediaries utilizing omnibus accounts. The Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2012		Period Ended November 30, 2011*
Growth Markets Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	134,713	$1,294,596	1,589	$16,102
Issued in connection with the reinvestment of distributions	54	532	—	—
Redeemed	(84,838)	(795,781)	—	—

Net change	49,929	$499,347	1,589	$16,102

Class C
Issued from the sale of shares	3,859	$35,701	100	$1,000
Issued in connection with the reinvestment of distributions	1	10	—	—
Redeemed	—	—	—	—

Net change	3,860	$35,711	100	$1,000

Class Y
Issued from the sale of shares	239,677	$2,336,889	2,511,272	$25,115,210
Issued in connection with the reinvestment of distributions	30,033	297,335	—	—
Redeemed	(183,729)	(1,748,734)	—	—

Net change	85,981	$885,490	2,511,272	$25,115,210

Increase (decrease) from capital share transactions	139,770	$1,420,548	2,512,961	$25,132,312

*	From commencement of operations on October 21, 2011 through November 30, 2011.

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Notes to Financial Statements (continued)

November 30, 2012

12.  Capital Shares (continued).

	Period Ended November 30, 2012*
Gateway International Fund	Shares	Amount
Class A
Issued from the sale of shares	743,675	$6,958,219
Issued in connection with the reinvestment of distributions	—	—
Redeemed	(175,736)	(1,706,996)

Net change	567,939	$5,251,223

Class C
Issued from the sale of shares	25,838	$247,839
Issued in connection with the reinvestment of distributions	—	—
Redeemed	(1,428)	(13,724)

Net change	24,410	$234,115

Class Y
Issued from the sale of shares	2,141,187	$21,359,924
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	2,141,187	$21,359,924

Increase (decrease) from capital share transactions	2,733,536	$26,845,262

*	From commencement of operations on March 30, 2012 through November 30, 2012.

	Period Ended November 30, 2012*
Capital Income Fund	Shares	Amount
Class A
Issued from the sale of shares	256,182	$2,501,881
Issued in connection with the reinvestment of distributions	3,281	33,392
Redeemed	(1,535)	(15,003)

Net change	257,928	$2,520,270

Class C
Issued from the sale of shares	8,878	$88,659
Issued in connection with the reinvestment of distributions	42	415
Redeemed	(3,019)	(31,338)

Net change	5,901	$57,736

Class Y
Issued from the sale of shares	2,108,202	$20,894,145
Issued in connection with the reinvestment of distributions	26,964	271,510
Redeemed	(512,001)	(5,055,536)

Net change	1,623,165	$16,110,119

Increase (decrease) from capital share transactions	1,886,994	$18,688,125

*	From commencement of operations on March 30, 2012 through November 30, 2012.

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Notes to Financial Statements (continued)

November 30, 2012

12.  Capital Shares (continued).

	Year Ended November 30, 2012		Period Ended November 30, 2011*
Senior Floating Rate and Fixed Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,851,102	$82,521,992	27,583	$277,148
Issued in connection with the reinvestment of distributions	82,627	866,967	114	1,145
Redeemed	(373,030)	(3,928,307)	(2,604)	(26,365)

Net change	7,560,699	$79,460,652	25,093	$251,928

Class C
Issued from the sale of shares	2,156,428	$22,597,310	102	$1,000
Issued in connection with the reinvestment of distributions	21,262	222,780	1	9
Redeemed	(29,116)	(306,126)	—	—

Net change	2,148,574	$22,513,964	103	$1,009

Class Y
Issued from the sale of shares	6,914,612	$72,446,814	4,010,040	$40,101,000
Issued in connection with the reinvestment of distributions	255,066	2,638,403	43,595	435,951
Redeemed	(6,785,338)	(70,940,452)	—	—

Net change	384,340	$4,144,765	4,053,635	$40,536,951

Increase (decrease) from capital share transactions	10,093,613	$106,119,381	4,078,831	$40,789,888

*	From commencement of operations on September 30, 2011 through November 30, 2011 for Class A shares and Class C shares and from commencement of operations on September 16, 2011 through November 30, 2011 for Class Y shares.

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Notes to Financial Statements (continued)

November 30, 2012

12.  Capital Shares (continued).

	Period Ended November 30, 2012*
Select Fund	Shares	Amount
Class A
Issued from the sale of shares	267,859	$2,765,506
Issued in connection with the reinvestment of distributions	—	—
Redeemed	(193,878)	(1,990,029)

Net change	73,981	$775,477

Class C
Issued from the sale of shares	15,231	$160,427
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	15,231	$160,427

Class Y
Issued from the sale of shares	646,002	$6,538,025
Issued in connection with the reinvestment of distributions	—	—
Redeemed	(3,018)	(31,718)

Net change	642,984	$6,506,307

Increase (decrease) from capital share transactions	732,196	$7,442,211

*	From commencement of operations on June 29, 2012 through November 30, 2012.

|  108

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gateway Trust and Natixis Funds Trust II and Shareholders of Gateway International Fund, ASG Growth Markets Fund, Loomis Sayles Capital Income Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway International Fund, a series of Gateway Trust; and ASG Growth Markets Fund (Consolidated), Loomis Sayles Capital Income Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at November 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2013

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2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended November 30, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Growth Markets	0.05%
Capital Income	68.16%

Qualified Dividend Income.  For the fiscal year ended November 30, 2012, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Growth Markets
Gateway International
Capital Income
Select

Foreign Tax Credit.  For the year ended November 30, 2012, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Growth Markets	$44,163	$512,563
Gateway International	42,550	638,608

|  110

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust II; and from 2007 to 2009 and since 2011 for Gateway Trust Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth, Inc. (software company)	Significant experience on the Board of Trustees of the Trusts; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain[3] (1945)

Interested Trustee of Natixis Funds Trust II

Independent Trustee of Gateway Trust

Since 1996 for Natixis Funds Trust II; and since 2007 for Gateway Trust

Chairman of the Contract Review and Governance Committee

		Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust II and Gateway Trust Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English[4] (1953)	Trustee Since 2013 for Natixis Funds Trust II and Gateway Trust Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust II and Gateway Trust Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[5] (1956)	Trustee Since 2012 for Natixis Funds Trust II and Gateway Trust Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell

44

Director, Lowell Cooperative Bank (commercial bank); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)

Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee

Since 1993 for Natixis Funds Trust II; and since 2007 for Gateway Trust

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust II and Gateway Trust Audit Committee Member[6]	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board of Trustees of the Trusts; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust II and Gateway Trust Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trusts; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust II; and since 2007 for Gateway Trust Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trusts; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[7] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust II; and since 2007 for Gateway Trust	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[8] (1965)	Trustee Since 2011 for Natixis Funds Trust II and Gateway Trust President and Chief Executive Officer of Natixis Funds Trust II and Gateway Trust since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[9] (1960)	Trustee Since 2000 for Natixis Funds Trust II; since 2007 for Gateway Trust	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of Trustees of the Trusts. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

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Trustee and Officer Information

[3]

Mr. Cain is deemed an “interested person” of Natixis Funds Trust II because he is an affiliated person of Cain Brothers & Company, LLC, a registered broker-dealer that has executed portfolio transactions on behalf of certain institutional separate accounts managed by McDonnell Investment Management, LLC, the sub-adviser to the McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II.

[4]	Mr. English was appointed as a trustee effective January 1, 2013.

[5]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[6]	Mr. Sirri was appointed to the Audit Committee effective January 1, 2013 and served as a member of the Contract Review and Governance Committee until that time.

[7]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[8]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[9]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri, and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees	Audit-related fees	Tax fees[1]	All other fees
	Commencement of operations*-11/30/12	Commencement of operations*-11/30/12	Commencement of operations*-11/30/12	Commencement of operations*-11/30/12
Gateway Trust—Gateway International Fund	$38,000	$—	$9,000	$—

*	Gateway International Fund commenced operations on March 30, 2012.

1. Tax fees consist of:

    2012 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during March 30, 2012 through November 30, 2012 were $9,000.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and entities controlling, controlled by or under common control with Gateway Investment Advisers, LLC (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the period March 30, 2012 through November 30, 2012.

	Audit-related fees	Tax fees	All other fees
	3/30/12-11/30/12	3/30/12-11/30/12	3/30/12-11/30/12
Control Affiliates	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/10–11/30/11	12/1/11–11/30/12
Control Affiliates	$57,000	32,000

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 22, 2013

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	January 22, 2013